UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04474

Name of Registrant: Vanguard California Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – May 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2014
Vanguard California Tax-Exempt Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	32
California Long-Term Tax-Exempt Fund.	86
About Your Fund’s Expenses.	115
Trustees Approve Advisory Arrangements.	117
Glossary.	118
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2014
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market Fund	0.01%	0.02%	0.00%	0.00%	0.00%
California Tax-Exempt Money Market Funds Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.68%	3.38%	1.65%	3.53%	5.18%
Admiral™ Shares	1.76	3.55	1.70	3.53	5.23
Barclays Municipal California Intermediate Bond Index					4.28
California Intermediate Municipal Debt Funds Average					4.11
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.44%	4.92%	2.04%	5.31%	7.35%
Admiral Shares	2.52	5.08	2.08	5.31	7.39
Barclays CA Municipal Bond Index					6.48
California Municipal Debt Funds Average					7.51
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

Municipal bonds rebounded during the six months ended May 31, 2014, seeming to leave many of 2013’s challenges in the rearview mirror. The broad tax-exempt market’s return was almost twice that of the broad U.S. taxable bond market—and not far behind the return of the broad U.S. stock market.

In this favorable environment, Vanguard California Intermediate-Term Tax-Exempt Fund returned more than 5%—almost 1 percentage point ahead of the results of its state-specific benchmark index and the average return of peer funds. Vanguard California Long-Term Tax-Exempt Fund returned more than 7%—also almost 1 percentage point ahead of its state-specific index but just behind its peer average.

With short-term interest rates still near zero, Vanguard California Tax-Exempt Money Market Fund returned 0.00%.

Amid robust demand and limited supply, tax-exempt bond prices rose: For both the Intermediate- and Long-Term Funds, capital return (from price appreciation) was more than double the return from interest income. This helped the Long-Term Fund notch its best fiscal-first-half return since 2009, and one of its highest ever. The Intermediate-Term Fund’s return was also one of its highest ever. But we shouldn’t expect such exceptionally strong performance of municipal bonds to continue, especially given current low bond yields.

As bond prices rose during the period, yields fell. (Bond prices and yields move in opposite directions.) The 30-day SEC yield for Investor Shares of the Intermediate-Term Fund dropped from 2.24% as of November 30, 2013, to 1.68% at the end of May. For the Long-Term Fund, the 30-day SEC yield for Investor Shares fell from 3.29% to 2.44%. The 7-day SEC yield for the Money Market Fund closed the half year unchanged at 0.01%.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Taxable bond yields retreated, and stocks continued to rise

Over the six months, the broad U.S. taxable bond market returned 3.28%. The yield of the benchmark 10-year Treasury note ended the period at 2.47%, down from 2.74% on November 30 and almost 3% on December 31.

It’s worth remembering that these low yields imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes. This, of course, is true of both taxable and tax-exempt bonds. The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for savings accounts as well as money market funds.

Market Barometer
			Total Returns
		Periods Ended May 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.28%	2.71%	4.96%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.63	3.05	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.71%	20.90%	18.77%
Russell 2000 Index (Small-caps)	-0.10	16.79	19.32
Russell 3000 Index (Broad U.S. market)	7.08	20.57	18.82
FTSE All-World ex US Index (International)	4.79	14.65	10.79

CPI
Consumer Price Index	2.07%	2.13%	2.15%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.69%.

U.S. stocks, meanwhile, returned about 7% for the half year. Results were positive in five of the six months, declining in January as investors focused on China’s slow growth but then resuming their spirited advance. The Standard & Poor’s 500 Index closed the period at a record high.

International stocks, in aggregate, advanced about 5%. Emerging markets and the developed markets of the Pacific region showed some improvement after declines related to the slowdown in China. But they still lagged the robust performance of European stocks.

Maturity and sector selections boosted the bond funds’ returns

The recent performance of municipal bonds serves as an example of how holding steady with your investments can work out better than trying to time the markets. May 2013 was the worst May for munis in more than two decades, in part because the Fed began bracing investors for a trimming of its stimulative bond-buying program. Investors who headed for the exits as munis ended the 2013 fiscal year in negative territory probably missed out on 2014’s powerful rally, especially among longer-maturity and lower-rated bonds.

Supply and demand factors worked together to lift tax-exempt bond returns for the first half of the new fiscal year. Nationwide, muni issuance for the first

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.16%	—	0.17%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.76
California Long-Term Tax-Exempt Fund	0.20	0.12	0.94
The fund expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2014, the funds’ annualized expense ratios were: for the California Tax-Exempt Money Market Fund, 0.08%; for
the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term
Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The six-month expense ratio for the California Tax-Exempt Money
Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California
Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California
Municipal Debt Funds.

five months of 2014 was about 25% below a year earlier (according to The Bond Buyer, an industry newspaper). Many borrowers still shied away from initiating capital projects that would add to debt, while opportunities to cut borrowing costs by refinancing have largely run their course.

Despite the headlines, muni credit quality remains strong

News reports tracking Detroit’s bankruptcy proceedings and Puerto Rico’s continuing fiscal struggles have added to investors’ concerns about the financial strength of state and local governments across the country. But it would be a mistake to paint the more than 55,000 issuers in the $3.7 trillion municipal bond market with the same brush.[1]

To be sure, some muni issuers face challenges because of unfunded pensions and health care costs. That’s why we believe that in-depth credit research and monitoring are particularly important when investing in this segment of the bond market. That said, U.S. investment-grade muni bonds have a high credit-quality profile overall, especially compared with corporate bonds. As the chart below illustrates, more than 60% of bonds in the Barclays Municipal Bond
Index fall into the two highest credit-rating categories (Aaa and Aa) as measured by Moody’s
Investors Service. The comparable figure for bonds in the Barclays U.S. Corporate Investment
Grade Bond Index is about 11%.

Municipal and corporate investment-grade bonds compared by credit rating

Note: Data as of May 30, 2014.
Sources: Moody’s Investors Service, Barclays, and Vanguard.

1 Number of issuers is from the Municipal Securities Rulemaking Board; size of the municipal bond market is from the Securities Industry and Financial Markets Association.

On the demand side, concerns about Detroit’s bankruptcy and Puerto Rico’s continuing financial troubles hung over the market as this fiscal year began. But as muni yields reached attractive levels (both on an absolute basis and relative to Treasuries and corporate bonds), banks, insurance companies, and hedge funds were enticed to buy. Individuals in high income-tax brackets—the traditional buyer base for munis—also stepped back in, given the added allure of tax-exempt securities in light of those buyers’ increased tax rates. Economic factors such as winter-related weakness in the U.S. economy and slowing growth in China also supported demand. And munis benefited from their safe-haven status amid geopolitical turmoil between Russia and Ukraine.

Many of the drivers that played out across the nation also applied in California. Tax-exempt bond issuance in the state during the first five months of 2014 dropped off much more steeply than the national average, and demand was strong. At both the state and local levels, California has generally performed well this fiscal year (which ends June 30) as revenues have been rising. A sign of increasing investor confidence: The Barclays California Municipal Bond Index returned nearly 1 percentage point more for the six months than the nationwide Barclays Municipal Bond Index.

With investors searching for yield, the decisions made by Vanguard Fixed Income Group, the funds’ advisor, were generally well-rewarded in both bond funds and helped boost their returns. For example, the advisor favored some higher-yielding bonds with longer maturities, which were among the best performers. The advisor also found pockets of value among some lower-rated bonds—such as in health care—that performed well. These strategies also helped the funds either outpace or keep pace with their peers. For more about the funds’ strategy and performance during the fiscal half year, please see the Advisor’s Report that follows this letter.

For better results later, pull the savings lever now

Given the nature of my job, I’m often asked for investment advice—whether I’m at an industry conference or a family gathering. The best guidance I can give? Develop good savings habits. Being a dedicated saver is the first and most important step to becoming a successful investor.

Jack Brennan, my friend and predecessor as Vanguard CEO, devoted an entire chapter to the topic of savings in his 2002 book, Straight Talk on Investing. I think it’s the most valuable chapter in a very valuable book.

As Jack noted, saving is integral to investing. Vanguard’s deeply held investment principles––goals, balance, cost, and discipline––mean nothing if you have no savings to invest in the first place.

We can’t control how the financial markets perform, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper noted that “increasing the savings rate can have substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

Small shifts from spending to savings can make a meaningful difference. Here’s an example, similar to one Jack cites in his book: A $3 latte each business day adds up to about $750 per year. If instead of buying lattes, you invested that $750 annually and earned a 3% return including reinvested dividends, you’d end up with about $20,100 after 20 years.

There are a variety of ways to save effectively. First and foremost, if at all possible, contribute to a 401(k), IRA, or similar plan to maximize any tax-advantaged opportunities. Whatever you do, pay yourself first. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 13, 2014

Your Fund’s Performance at a Glance
November 30, 2013, Through May 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.32	$11.72	$0.182	$0.000
Admiral Shares	11.32	11.72	0.187	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$11.31	$11.91	$0.223	$0.000
Admiral Shares	11.31	11.91	0.228	0.000

Advisor’s Report

For the six months ended May 31, 2014, Vanguard California Tax-Exempt Money Market Fund returned 0.00%, on par with the average return of peer-group funds, as short-term interest rates remained near zero. Vanguard California Intermediate-Term Tax-Exempt Fund returned 5.18% for Investor Shares and 5.23% for Admiral Shares. Vanguard California Long-Term Tax-Exempt Fund returned 7.35% for Investor Shares and 7.39% for Admiral Shares. Each bond fund outperformed its state-specific benchmark by almost 1 percentage point.

The investment environment

Municipal bonds performed strongly at the national level and in California over the half year, despite challenges, as investors were drawn back into the market and supply was relatively light.

As the period began, muni valuations were cheap after the sharp slump last year that was precipitated by talk of the Federal Reserve’s tapering its bond-buying program. But the Fed eventually persuaded the markets that dialing back its purchases of about $85 billion per month of U.S. Treasuries and mortgage-backed securities did not mean it would soon raise interest rates. Starting in January, even as the Fed gradually reduced its purchases (to $45 billion per month by the end of the period), bond prices rose and yields moved lower—confounding expectations.

The tax advantages of munis made them more attractive to higher-income individuals, who faced increased tax rates beginning in 2013. Nontraditional buyers such as financial firms also bought in as muni yields became more attractive relative to taxable bonds, further pulling up muni prices.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2013	2014
2 years	0.33%	0.15%
5 years	1.16	0.86
10 years	2.65	2.05
30 years	4.10	3.26
Source: Vanguard.

At times, media attention to the fiscal woes of Puerto Rico and Detroit also weighed on investor sentiment. In February, Puerto Rico, the third-largest bond issuer after California and New York, saw its general obligation bonds downgraded to junk status (below investment-grade) by major credit-rating agencies as it struggled with a weak economy, a budget deficit, and a large debt load. Detroit’s bankruptcy proceedings took some sharp turns amid wrangling over how much pension funds and bondholders would receive in a final settlement.

Muni investors, however, began to look past such outliers to see that many muni issuers have made further progress in putting their fiscal houses in order following the Great Recession. For states as a whole, tax revenues have been rising for four years. And many local governments are in better shape now that property taxes, which make up a substantial part of their total revenues, have started to pick up with the recovery in the housing market.

As for muni bond supply, many state and local governments across the United States remained in austerity mode, trying to contain costs where possible and taking steps to reform employee pensions and benefits. This belt-tightening meant a further decline in the volume of muni bonds issued. For the first five months of 2014, total issuance by California borrowers was down about 40% from a year earlier, compared with a 25% decrease nationally (as reported by The Bond Buyer).

California’s fiscal condition has continued to improve. (Recognizing this, one of the major credit rating agencies upgraded the state’s general obligation bonds in June.) For the first ten months of the current fiscal year (which ends June 30), state revenue collections were higher than a year earlier. Although a dip in May meant the opposite was true after 11 months, total revenues at that point were still higher than budgeted.

In our report to you last December, we noted that the state’s future fiscal health would depend on whether a projected budget surplus actually materialized, and if so, how such surplus funds would be used. The first question has been answered: In May, a surplus of $5 billion was estimated.

As to the second question, Governor Jerry Brown proposed that the surplus be used in the coming fiscal year to help pay down the state’s “Wall of Debt”—several years of accumulated budgetary borrowings. He also proposed using some surplus funds for health care and education costs. (The budget for the new fiscal year passed in June and the governor signed it.) From a credit perspective, it is positive that the budget directs part of the surplus to pay down debt, but using some of it to fund various programs could stress future budgets.

Of course, California and its municipalities still face challenges, including pension funding, the bankruptcies of San Bernardino and Stockton, and a severe drought. Many bonds from water agencies are in our portfolios, and we believe that these agencies will be able to adjust their deliveries and prices so they can keep servicing their bonds. We will continue to closely monitor the budget process and the potential impact of the drought.

Management of the funds

Over the six months, in both the Intermediate-Term and Long-Term Funds, we focused on opportunities where we believed we would be well-compensated for holding more risk than the benchmark. That proved to be the case in both funds with our purchases of long-maturity bonds. These securities, which had fallen out of favor in 2013 as investors expected interest rates to keep rising, contributed to our performance this year as rates actually moved lower.

Both funds also benefited from our selections among bonds with lower credit ratings, especially those rated single-A and BBB; these included some in the health care sector, which performed well as investors continued to reach for yield. Our analysis identified relative value in certain premium callable bonds with intermediate- and longer-term maturities; we added these to the portfolios in the belief that they have a better total return profile than par bonds and longer noncall-able bonds. The benefit of this strategy was partly offset, in both funds, by our underweight allocation to shorter-call bonds.

Even though bond issuance was light, we were able to find attractive opportunities in both the primary and secondary markets.

For example, both funds purchased bonds that were part of a $1.5 billion offering in December by the Foothill/Eastern Transportation Corridor Agency that refunded and restructured some existing debt. For the Money Market Fund, the Fed’s policy of anchoring short-term rates near zero remained a challenge. Nevertheless, we were able to support returns using several relative value and income strategies involving credit sectors, security selection, and structural opportunities—such as holding floating-rate notes.

Credit analysis, an increasingly important tool for navigating the muni market, was a positive as well for all three funds. The original, in-depth research conducted by our in-house credit analysts helped to identify securities that appeared to offer the most value. It also helped us largely avoid bonds that might not adequately compensate investors for the risk assumed, as well as those, such as Puerto Rican issues, that might contribute excessive volatility. Our conservative stance toward Puerto Rico did hold back performance compared with some of our peers, as Puerto Rican bonds performed strongly during the period.

A word about Puerto Rico: Although the commonwealth’s financial challenges persist, its government marketed $3.5 billion of general obligation bonds in March—an oversubscribed offering that was the muni market’s largest-ever sale of junk bonds. Because Puerto Rican bonds are triple-tax-exempt in all states, they are held in many state-specific funds. We reduced our holdings of Puerto Rican bonds long before the headlines in 2013. Importantly, our only remaining holding is one Puerto Rican bond in the Long-Term Fund, and it is not exposed to Puerto Rico credit risk (because it has been prerefunded with U.S. Treasury bonds).

A look ahead

Given munis’ strong six-month performance that put them at much fuller valuations, returns may be more modest for the rest of 2014, with income—rather than price appreciation—the likely primary driver of performance.

We expect economic growth to accelerate, allowing the Fed to wrap up its bond purchases by year-end and to begin slowly tightening the federal funds target rate in the second half of 2015. The tightening is likely to end, however, at a level below the historical average.

After the strong rally that left yields relatively low, we are entering the second half of the fiscal year in a more defensive stance: The Intermediate-Term Fund’s duration aligns with its benchmark, while the Long-Term Fund’s duration is shorter than its benchmark.

We are comfortable with the credit-rating mix of the bonds we hold, including those rated single-A and below. However, we will also remain selective; we will rotate out of issues that have become rich relative to their credit profile and look for securities that we feel are cheap for the credit risk incurred. And we will maintain our overweight allocation to longer-callable bonds because we believe the yield curve will eventually flatten, with yields of shorter maturities rising more, if the Fed starts raising interest rates next year.

As an eventual tightening of monetary policy is likely to mean more market volatility, we will continue to maintain above-average liquidity to take advantage of any pricing dislocations that may occur.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek opportunities to add to the funds’ performance through security selection.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

James M. D’Arcy, CFA, Portfolio Manager

Adam M. Ferguson, CFA,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

June 25, 2014

California Tax-Exempt Money Market Fund

Fund Profile
As of May 31, 2014

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	24 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.
1 The expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratio was 0.08%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2004	1.05%	0.60%
2005	2.17	1.70
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00
2014	0.00	0.00
7-day SEC yield (5/31/2014): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2014, performance data reflect the six months ended May 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.01%	0.08%	1.24%
See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.4%)
California (101.4%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.050%	6/6/14 LOC	6,750	6,750
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.070%	6/6/14 LOC	6,945	6,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.060%	6/6/14 LOC	55,000	55,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy
Institute) VRDO	0.070%	6/6/14 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.070%	6/6/14 LOC	5,485	5,485
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/15	5,000	5,203
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/15	1,000	1,040
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.080%	6/6/14	5,000	5,000
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.090%	6/6/14	9,865	9,865
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.030%	6/6/14 LOC	8,940	8,940
Berkeley CA TRAN	1.000%	7/10/14	12,500	12,511
Beverly Hills CA Public Financing Authority
Lease Revenue	3.000%	6/1/14	2,500	2,500
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	7,335	7,660
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	1,000	1,044
1 California Department of Water Resources
Water System Revenue (Central Valley Project)
TOB VRDO	0.060%	6/6/14	4,100	4,100

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(California Institute of Technology) VRDO	0.050%	6/6/14	55,800	55,800
California Educational Facilities Authority Revenue
(Stanford University) CP	0.130%	10/16/14	15,000	15,000
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.060%	6/6/14	4,000	4,000
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.060%	6/6/14	4,435	4,435
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.080%	6/6/14	3,000	3,000
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.080%	6/6/14	4,000	4,000
1 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.060%	6/6/14	14,800	14,800
California GO	5.250%	6/1/14 (Prere.)	4,800	4,800
California GO VRDO	0.040%	6/2/14 LOC	16,000	16,000
California GO VRDO	0.040%	6/2/14 LOC	7,300	7,300
California GO VRDO	0.040%	6/2/14 LOC	18,425	18,425
California GO VRDO	0.050%	6/2/14 LOC	400	400
California GO VRDO	0.060%	6/2/14 LOC	13,125	13,125
California GO VRDO	0.030%	6/6/14 LOC	5,000	5,000
California GO VRDO	0.030%	6/6/14 LOC	20,000	20,000
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.040%	6/6/14 LOC	6,725	6,725
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.060%	6/6/14 LOC	800	800
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange
County) VRDO	0.050%	6/6/14 LOC	3,900	3,900
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange
County) VRDO	0.050%	6/6/14 LOC	5,000	5,000
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange
County) VRDO	0.050%	6/6/14 LOC	13,495	13,495
1 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.060%	6/6/14 LOC	35,000	35,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.080%	6/6/14	5,000	5,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.090%	6/6/14	4,475	4,475
2 California Health Facilities Financing Authority
Revenue (Memorial Health Services) PUT	0.130%	12/26/14	15,000	15,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.050%	6/6/14	12,000	12,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.050%	6/6/14	56,100	56,100
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.040%	6/6/14 LOC	8,000	8,000
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.050%	6/6/14 LOC	12,020	12,020
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.060%	6/6/14 LOC	14,225	14,225

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 California Health Facilities Financing Authority
Revenue (St. Joseph Health System)
TOB VRDO	0.060%	6/6/14	15,000	15,000
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.060%	6/6/14	6,700	6,700
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.070%	6/6/14	17,105	17,105
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.080%	6/6/14	3,750	3,750
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.050%	6/6/14 LOC	6,900	6,900
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.070%	6/6/14 LOC	21,600	21,600
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.070%	6/6/14 LOC	19,900	19,900
California Housing Finance Agency Multifamily
Housing Revenue VRDO	0.060%	6/6/14 LOC	8,500	8,500
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group) VRDO	0.050%	6/6/14 LOC	35,000	35,000
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.040%	6/2/14 LOC	10,325	10,325
California Infrastructure & Economic Development
Bank Revenue (Buck Institute for Age
Research) VRDO	0.050%	6/6/14 LOC	23,300	23,300
California Infrastructure & Economic Development
Bank Revenue (CA Independent System
Operator Project)	5.625%	2/1/15 (Prere.)	7,000	7,255
California Infrastructure & Economic Development
Bank Revenue (State Clean Water
Revolving Fund)	2.000%	10/1/14	2,825	2,843
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.040%	6/2/14	28,990	28,990
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.070%	6/6/14 LOC	4,725	4,725
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.090%	6/2/14 LOC	11,000	11,000
California Public Works Board Lease Revenue
(Department of Mental Health)	5.000%	6/1/14 (Prere.)	3,000	3,000
California Public Works Board Lease Revenue
(Department of Mental Health)	5.125%	6/1/14 (Prere.)	5,000	5,000
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	3,080	3,080
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	9,980	9,980
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	2,000	2,000
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/15 (Prere.)	1,500	1,560
California RAN	2.000%	6/23/14	71,400	71,476
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/2/14	5,300	5,300
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/2/14	7,650	7,650
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/2/14	5,600	5,600

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California State Department of Water Resources
Power Supply Revenue	4.000%	5/1/15	2,140	2,215
California State University CP	0.090%	6/3/14 LOC	5,000	5,000
California State University CP	0.090%	6/3/14 LOC	3,530	3,530
California State University Revenue Systemwide	0.390%	11/1/14	4,415	4,419
1 California State University Revenue Systemwide
TOB VRDO	0.070%	6/6/14	10,000	10,000
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.060%	6/6/14	123,690	123,690
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.080%	6/6/14 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.060%	6/6/14 LOC	8,495	8,495
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.070%	6/6/14 LOC	5,800	5,800
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.070%	6/6/14 LOC	11,900	11,900
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.050%	6/6/14 LOC	23,600	23,600
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	8/5/14	23,750	23,750
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	8/5/14	1,500	1,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	8/6/14	35,000	35,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.130%	12/3/14	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.040%	6/6/14	31,500	31,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.040%	6/6/14	19,950	19,950
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.060%	6/6/14	37,803	37,803
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.060%	6/6/14	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of
San Diego) VRDO	0.050%	6/6/14 LOC	23,125	23,125
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.030%	6/6/14 LOC	8,000	8,000
1 Cerritos CA Community College District GO
TOB VRDO	0.080%	6/6/14	7,845	7,845
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.060%	6/6/14 LOC	37,940	37,940
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/14	3,000	3,049
Contra Costa CA Municipal Water District Revenue
(Extendible) CP	0.090%	12/27/14	9,000	9,000
Desert Sands CA Unified School District GO	5.000%	6/1/14 (Prere.)	4,290	4,290
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	11/3/14	17,000	17,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	11/15/14	13,500	13,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	11/28/14	5,000	5,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	12/13/14	27,500	27,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	12/29/14	15,000	15,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	1/30/15	20,800	20,800
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.110%	2/6/15	12,200	12,200
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.060%	6/6/14	9,260	9,260
1 Eastern California Municipal Water District
Water & Sewer COP TOB VRDO	0.070%	6/6/14	1,590	1,590
Eastern California Municipal Water District
Water & Sewer Revenue VRDO	0.060%	6/6/14	8,600	8,600
2 Eastern Municipal Water District CA Water
& Sewer Revenue PUT	0.080%	7/3/14	17,000	16,999
2 Eastern Municipal Water District CA Water
& Sewer Revenue PUT	0.070%	5/22/15	10,000	10,000
Elsinore Valley CA Municipal Water District
COP VRDO	0.060%	6/6/14 LOC	8,000	8,000
Escondido CA Community Development
Multifamily Revenue (Heritage Park
Apartments) VRDO	0.070%	6/6/14 LOC	4,250	4,250
Fairfield-Suisun CA Unified School District GO	5.000%	8/1/14 (Prere.)	2,135	2,152
Fremont CA COP VRDO	0.050%	6/6/14 LOC	29,190	29,190
Fremont CA COP VRDO	0.050%	6/6/14 LOC	14,900	14,900
Fremont CA COP VRDO	0.050%	6/6/14 LOC	8,565	8,565
Fremont CA Union High School District TRAN	1.000%	6/30/14	7,000	7,005
Fresno CA Unified School District GO	2.000%	8/1/14	4,990	5,005
Fresno County CA TRAN	1.250%	6/30/14	50,000	50,042
Garden Grove CA Housing Authority Multifamily
Housing Revenue (Valley View Senior Villas
Project) VRDO	0.080%	6/6/14 LOC	9,100	9,100
Hemet CA Multifamily Housing Revenue
(Sunwest Retirement Village) VRDO	0.060%	6/6/14	1,000	1,000
2 Irvine CA Ranch Water District Revenue PUT	0.070%	3/12/15	8,750	8,750
2 Irvine CA Ranch Water District Revenue PUT	0.070%	3/12/15	5,840	5,840
Irvine CA Ranch Water District Revenue VRDO	0.050%	6/2/14 LOC	1,675	1,675
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	6/2/14 LOC	18,993	18,993
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax
Revenue VRDO	0.050%	6/2/14 LOC	1,000	1,000
Livermore CA COP VRDO	0.050%	6/6/14 LOC	12,995	12,995
Livermore CA Redevelopment Agency Multi-Family
Housing Revenue (Richards Manor) VRDO	0.070%	6/6/14 LOC	4,770	4,770
1 Los Angeles CA Community College District
GO TOB VRDO	0.060%	6/6/14	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.060%	6/6/14 LOC	11,300	11,300

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.070%	6/6/14 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB PUT	0.130%	8/28/14	6,400	6,400
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	6/6/14	5,100	5,100
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.070%	6/6/14	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.080%	6/6/14	2,500	2,500
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.090%	6/6/14	9,995	9,995
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.110%	6/6/14	7,975	7,975
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.110%	6/6/14	18,880	18,880
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/14	2,500	2,510
1 Los Angeles CA Department of Water & Power
Revenue TOB VRDO	0.090%	6/2/14	13,110	13,110
1 Los Angeles CA Department of Water & Power
Revenue TOB VRDO	0.070%	6/6/14	7,495	7,495
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/2/14	29,800	29,800
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/6/14	18,950	18,950
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/6/14	400	400
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/6/14	21,175	21,175
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/6/14	2,200	2,200
Los Angeles CA Department of Water & Power
Revenue VRDO	0.040%	6/6/14	26,900	26,900
Los Angeles CA Department of Water & Power
Revenue VRDO	0.050%	6/6/14	33,900	33,900
Los Angeles CA GO	4.000%	9/1/14	5,000	5,049
Los Angeles CA GO	5.000%	9/1/14 (Prere.)	2,000	2,024
Los Angeles CA Harbor Department Revenue CP	0.110%	7/17/14	25,000	25,000
Los Angeles CA Harbor Department Revenue CP	0.100%	8/1/14	20,000	20,000
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.070%	6/6/14	2,680	2,680
Los Angeles CA Multifamily Housing Revenue
(Beverly Park Apartments) VRDO	0.090%	6/6/14 LOC	15,500	15,500
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.060%	6/6/14 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.060%	6/6/14 LOC	6,595	6,595
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.070%	6/6/14 LOC	23,600	23,600
Los Angeles CA TRAN	2.000%	6/26/14	20,000	20,025
1 Los Angeles CA Unified School District
GO TOB VRDO	0.070%	6/6/14	6,660	6,660
1 Los Angeles CA Unified School District
GO TOB VRDO	0.070%	6/6/14	9,995	9,995

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Los Angeles CA Unified School District
GO TOB VRDO	0.070%	6/6/14	9,125	9,125
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.070%	6/6/14	7,500	7,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	2.000%	7/1/14	11,070	11,087
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/14 (Prere.)	2,500	2,510
1 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue
TOB VRDO	0.060%	6/6/14 LOC	29,600	29,600
Los Angeles County CA Multifamily Housing
Revenue (Valencia Village Project) VRDO	0.080%	6/6/14	6,325	6,325
Los Angeles County CA Schools Pooled Financing
Program TRAN	2.000%	12/31/14	4,200	4,246
Los Angeles County CA Schools Pooled Financing
Program TRAN	2.000%	1/30/15	3,000	3,036
Los Angeles County CA TRAN	2.000%	6/30/14	13,500	13,520
1 Los Angeles County CA Unified School District
GO TOB VRDO	0.070%	6/6/14	5,000	5,000
Manteca CA Redevelopment Agency Tax Allocation
Revenue VRDO	0.080%	6/2/14 LOC	12,840	12,840
2 Metropolitan Water District of Southern California
Revenue PUT	0.070%	2/9/15	13,180	13,180
Metropolitan Water District of Southern California
Revenue VRDO	0.040%	6/6/14	13,900	13,900
Metropolitan Water District of Southern California
Revenue VRDO	0.040%	6/6/14	19,365	19,365
Metropolitan Water District of Southern California
Revenue VRDO	0.050%	6/6/14	16,945	16,945
Metropolitan Water District of Southern California
Revenue VRDO	0.060%	6/6/14	5,000	5,000
Mount Diablo CA Unified School District GO	5.000%	6/1/14 (Prere.)	12,000	12,120
Mountain View Whisman CA School District GO	1.000%	9/1/14	4,200	4,209
1 Nuveen California Dividend Advantage Municipal
Fund 2 VRDP VRDO	0.160%	6/6/14 LOC	25,000	25,000
1 Nuveen California Dividend Advantage Municipal
Fund 3 VRDP VRDO	0.140%	6/6/14 LOC	35,000	35,000
1 Nuveen California Investment Quality Municipal
Fund VRDP VRDO	0.140%	6/6/14 LOC	18,000	18,000
1 Nuveen California Performance Plus Municipal
Fund VRDP VRDO	0.130%	6/6/14 LOC	24,000	24,000
1 Nuveen California Quality Income Municipal
Fund VRDP VRDO	0.130%	6/6/14 LOC	38,300	38,300
1 Nuveen California Select Quality Municipal
Fund VRDP VRDO	0.130%	6/6/14 LOC	14,900	14,900
Nuveen Insured California AMT-Free Municipal
Income Fund VRDP VRDO	0.120%	6/6/14 LOC	39,500	39,500
Nuveen Insured California Tax-Free Advantage
Municipal Fund VRDP VRDO	0.140%	6/6/14 LOC	5,900	5,900
Orange County CA Apartment Development
Revenue VRDO	0.040%	6/6/14 LOC	9,550	9,550
Orange County CA Apartment Development
Revenue VRDO	0.040%	6/6/14 LOC	41,300	41,300
Orange County CA Sanitation District COP BAN	2.000%	10/16/14	15,250	15,354

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County CA Sanitation District Wastewater
Refunding Revenue	4.000%	8/1/14	3,575	3,598
Orange County CA Water District COP VRDO	0.060%	6/6/14	8,600	8,600
Orange County CA Water District CP	0.110%	7/1/14 LOC	20,400	20,400
Otay CA Water District (Capital Project) COP VRDO	0.040%	6/6/14 LOC	7,710	7,710
Pasadena CA Water Revenue	4.000%	6/1/15	1,760	1,827
1 Peralta CA Community College District Revenue
TOB VRDO	0.060%	6/6/14	19,645	19,645
Placentia-Yorba Linda CA Unified School
District GO	5.500%	8/1/14 (Prere.)	1,500	1,513
1 Riverside CA Electric Revenue TOB VRDO	0.070%	6/2/14	5,400	5,400
Riverside CA Electric Revenue VRDO	0.030%	6/6/14 LOC	10,000	10,000
2 Riverside CA Water Revenue PUT	0.080%	4/1/15	14,200	14,200
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.060%	6/6/14 LOC	4,715	4,715
Riverside County CA Public Facility Project
COP VRDO	0.070%	6/6/14 LOC	5,600	5,600
Riverside County CA Teeter Notes	2.000%	10/15/14	20,000	20,134
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.040%	6/6/14	16,300	16,300
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.050%	6/6/14	6,605	6,605
Sacramento CA Municipal Utility District
Revenue VRDO	0.040%	6/6/14 LOC	28,000	28,000
Sacramento CA Municipal Utility District
Revenue VRDO	0.050%	6/6/14 LOC	10,500	10,500
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	6/6/14	15,000	15,000
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.050%	6/6/14	12,000	12,000
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.060%	6/6/14 LOC	10,200	10,200
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.060%	6/6/14 LOC	12,300	12,300
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.060%	6/6/14 LOC	7,550	7,550
1 San Bernardino CA Community College District
GO TOB VRDO	0.070%	6/6/14	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/30/14	26,700	26,739
1 San Bernardino County CA Transportation
Authority Revenue TOB VRDO	0.070%	6/6/14	12,100	12,100
1 San Diego CA Community College District
GO TOB VRDO	0.060%	6/6/14	5,710	5,710
1 San Diego CA Community College District
GO TOB VRDO	0.060%	6/6/14	5,000	5,000
1 San Diego CA Community College District
GO TOB VRDO	0.080%	6/6/14	5,000	5,000
San Diego CA County TRAN	2.000%	6/30/14	20,000	20,029
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments
Project) VRDO	0.070%	6/6/14 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim
Apartments) VRDO	0.070%	6/6/14 LOC	32,440	32,440

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.060%	6/6/14	8,280	8,280
1 San Diego CA Public Facilities Financing Authority
Water Revenue TOB VRDO	0.070%	6/6/14	7,495	7,495
San Diego CA Unified School District TRAN	2.000%	6/30/14	10,000	10,014
San Diego County CA Regional Transportation
Authority Sales Tax Revenue VRDO	0.060%	6/6/14	1,745	1,745
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.050%	6/6/14	45,845	45,845
San Diego County CA Water Authority
Revenue COP	5.000%	5/1/15 (Prere.)	2,000	2,089
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.110%	6/6/14	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.110%	6/6/14	6,500	6,500
San Diego County CA Water Authority
Revenue CP	0.080%	8/1/14	10,000	10,000
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.070%	6/6/14	9,900	9,900
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.070%	6/6/14	3,335	3,335
San Francisco CA City & County (Clean & Safe
Neighborhood Parks) GO	4.000%	6/15/14	4,395	4,401
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	4.000%	6/15/14	1,895	1,898
San Francisco CA City & County (Road Repaving
& Street Safety) GO	4.000%	6/15/14	7,915	7,927
1 San Francisco CA City & County COP TOB VRDO	0.080%	6/6/14	3,325	3,325
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center
Expansion) VRDO	0.030%	6/6/14 LOC	41,550	41,550
San Francisco CA City & County International
Airport Revenue CP	0.150%	6/10/14 LOC	2,200	2,200
San Francisco CA City & County International
Airport Revenue CP	0.090%	6/26/14 LOC	3,000	3,000
San Francisco CA City & County International
Airport Revenue VRDO	0.040%	6/6/14 LOC	19,900	19,900
San Francisco CA City & County International
Airport Revenue VRDO	0.040%	6/6/14 LOC	26,100	26,100
San Francisco CA City & County International
Airport Revenue VRDO	0.040%	6/6/14 LOC	13,310	13,310
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.070%	6/6/14	6,800	6,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.060%	6/6/14 LOC	60,100	60,100
1 San Francisco CA City & County Unified School
District GO TOB VRDO	0.070%	6/6/14	14,720	14,720
San Francisco CA City & County Unified School
District TRAN	2.000%	8/14/14	20,000	20,074
San Jose CA Financing Authority Lease
Revenue CP	0.100%	6/25/14 LOC	14,004	14,004
San Jose CA Financing Authority Lease
Revenue CP	0.100%	6/25/14 LOC	14,005	14,005

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	San Jose CA Multifamily Housing Revenue
	(Cinnabar Commons) VRDO	0.070%	6/6/14 LOC	15,800	15,800
	San Jose CA Multifamily Housing Revenue
	(Raintree Apartments) VRDO	0.070%	6/6/14 LOC	10,000	10,000
1	San Jose CA Unified School District Santa Clara
	County GO TOB VRDO	0.090%	6/6/14	7,310	7,310
	San Juan CA Unified School District GO	5.000%	8/1/14 (Prere.)	1,785	1,799
1	San Mateo County CA Community College District
	GO TOB PUT	0.110%	10/2/14	10,710	10,710
1	San Mateo County CA Community College District
	GO TOB VRDO	0.080%	6/6/14	4,315	4,315
	Santa Barbara County CA TRAN	2.000%	6/30/14	13,850	13,870
1	Sequoia CA Unified School District GO TOB VRDO	0.090%	6/6/14	5,860	5,860
1	Sonoma County CA Junior College District
	GO TOB VRDO	0.060%	6/6/14 LOC	30,290	30,290
	Southern California Public Power Authority
	Revenue VRDO	0.050%	6/6/14 LOC	17,485	17,485
1	Sunnyvale CA Wastewater Revenue TOB PUT	0.120%	9/25/14	8,720	8,720
	University of California Regents Medical Center
	Pooled Revenue VRDO	0.040%	6/6/14	5,000	5,000
1	University of California Regents Medical Center
	Revenue TOB VRDO	0.060%	6/6/14	4,100	4,100
1	University of California Revenue TOB VRDO	0.080%	6/2/14	11,400	11,400
1	University of California Revenue TOB VRDO	0.080%	6/2/14	25,100	25,100
1	University of California Revenue TOB VRDO	0.060%	6/6/14	5,125	5,125
1	University of California Revenue TOB VRDO	0.060%	6/6/14	29,195	29,195
1	University of California Revenue TOB VRDO	0.070%	6/6/14	3,400	3,400
1	University of California Revenue TOB VRDO	0.070%	6/6/14	22,200	22,200
1	University of California Revenue TOB VRDO	0.070%	6/6/14	2,190	2,190
1	University of California Revenue TOB VRDO	0.070%	6/6/14	3,495	3,495
1	University of California Revenue TOB VRDO	0.070%	6/6/14	6,000	6,000
1	University of California Revenue TOB VRDO	0.080%	6/6/14	19,577	19,577
	University of California Revenue VRDO	0.030%	6/6/14	20,000	20,000
	University of California Revenue VRDO	0.040%	6/6/14	23,200	23,200
	University of California Revenue VRDO	0.050%	6/6/14	20,000	20,000
	University of California Revenue VRDO	0.050%	6/6/14	8,000	8,000
	Val Verde CA Unified School District TRAN	1.500%	9/1/14	3,150	3,161
	West Valley-Mission CA Community College
	District GO	2.000%	8/1/14	10,970	11,004
	Western Municipal Water District Facilities
	Authority California Water Revenue VRDO	0.030%	6/6/14 LOC	20,475	20,475
	Westlands CA Water District COP VRDO	0.050%	6/6/14 LOC	23,325	23,325
					3,688,992
Total Tax-Exempt Municipal Bonds (Cost $3,688,992)					3,688,992
Other Assets and Liabilities (-1.4%)
Other Assets					25,812
Liabilities					(75,446)
					(49,634)
Net Assets (100%)
Applicable to 3,638,695,996 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					3,639,358
Net Asset Value Per Share					$1.00

California Tax-Exempt Money Market Fund

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,639,325
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	33
Net Assets	3,639,358
See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $853,525,000, representing 23.5% of net assets.
2 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Interest	1,646
Total Income	1,646
Expenses
The Vanguard Group—Note B
Investment Advisory Services	354
Management and Administrative	2,102
Marketing and Distribution	514
Custodian Fees	23
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	3,009
Expense Reduction—Note B	(1,551)
Net Expenses	1,458
Net Investment Income	188
Realized Net Gain (Loss) on Investment Securities Sold	1
Net Increase (Decrease) in Net Assets Resulting from Operations	189
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	188	518
Realized Net Gain (Loss)	1	111
Net Increase (Decrease) in Net Assets Resulting from Operations	189	629
Distributions
Net Investment Income	(188)	(518)
Realized Capital Gain	—	—
Total Distributions	(188)	(518)
Capital Share Transactions (at $1.00 per share)
Issued	1,292,060	2,993,616
Issued in Lieu of Cash Distributions	179	493
Redeemed	(1,524,909)	(2,934,717)
Net Increase (Decrease) from Capital Share Transactions	(232,670)	59,392
Total Increase (Decrease)	(232,669)	59,503
Net Assets
Beginning of Period	3,872,027	3,812,524
End of Period	3,639,358	3,872,027
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.00005	.0001	.0003	.001	.001	.004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.00005	.0001	.0003	.001	.001	.004
Distributions
Dividends from Net Investment Income	(.00005)	(.0001)	(.0003)	(.001)	(.001)	(.004)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.00005)	(.0001)	(.0003)	(.001)	(.001)	(.004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.00%	0.01%	0.03%	0.07%	0.11%	0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,639	$3,872	$3,813	$4,131	$4,610	$5,355
Ratio of Expenses to
Average Net Assets	0.08%[2]	0.11%[2]	0.15%[2]	0.16%[2]	0.17%	0.17%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.03%	0.07%	0.11%	0.39%
The expense ratio and net income ratio for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2014, 0.16% for 2013, 0.16% for 2012, and
0.17% for 2011. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $385,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended May 31, 2014, Vanguard’s expenses were reduced by $1,551,000 (an effective annual rate of 0.08% of the fund’s average net assets).

California Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At May 31, 2014, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.68%	1.76%

Financial Attributes

		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	1,309	1,627	46,274

Yield to Maturity
(before expenses)	1.8%	1.6%	2.3%

Average Coupon	4.2%	4.7%	4.8%

Average Duration	4.8 years	4.8 years	7.2 years

Average Stated
Maturity	9.5 years	7.4 years	13.4 years

Short-Term
Reserves	7.5%	—	—

Volatility Measures
	Barclays
	Muni	Barclays
	CA IT	Municipal
	Bond Index	Bond Index
R-Squared	0.89	0.97
Beta	0.98	0.94
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	11.0%
1 - 3 Years	5.0
3 - 5 Years	7.0
5 - 10 Years	27.8
10 - 20 Years	48.4
20 - 30 Years	0.8

Distribution by Credit Quality (% of portfolio)
AAA	8.6%
AA	57.6
A	28.3
BBB	4.4
BB	0.1
B	0.5
Not Rated	0.5
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014
				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	3.93%	-1.52%	2.41%	4.05%
2005	3.90	-1.79	2.11	2.37
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	3.12	-5.03	-1.91	-1.15
2014	1.65	3.53	5.18	4.28
Note: For 2014, performance data reflect the six months ended May 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	1.52%	5.65%	3.81%	0.14%	3.95%
Admiral Shares	11/12/2001	1.60	5.73	3.88	0.14	4.02
See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.6%)
California (100.5%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston
Project) VRDO	0.060%	6/2/14 LOC	15,220	15,220
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.150%	7/1/19	7,500	7,407
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.500%	7/1/19	2,140	2,141
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	2,000	2,004
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/24	1,195	1,280
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,074
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,263
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,364
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	993
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	655
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,166
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,457
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	8,053
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.375%	8/1/14 (Prere.)	2,500	2,526
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.250%	8/1/23	1,000	1,171

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,104
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/25	950	1,085
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	2,490	2,822
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	900	1,002
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,364
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/31	1,000	1,121
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/32	1,000	1,111
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/33	1,300	1,441
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/34	1,780	1,969
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/14 (2)	540	539
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/15 (2)	1,180	1,166
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/16 (2)	4,655	4,507
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/19 (2)	4,270	3,762
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/20 (2)	12,965	10,966
Alameda CA Corridor Transportation Authority
Revenue	4.000%	3/1/22	5,500	6,358
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/22	2,190	2,628
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/23	2,160	2,599
Alameda CA Corridor Transportation Authority
Revenue	5.400%	10/1/24 (2)	3,805	4,137
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/29 (2)	30,240	14,329
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	9,110	4,027
Alameda County CA (Medical Center Project) COP	5.375%	6/1/14 (ETM)	1,880	1,880
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,009
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/31	5,415	6,132
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/32	7,000	7,891
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/33	8,415	9,421
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/34	4,640	5,167
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,741
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,624
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	4,928
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	5,160

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,710
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	6,013
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,364
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,552
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	10,869
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	12,635
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	326
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,668
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,369
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,439
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,377
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,920
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,498
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/27	3,750	4,377
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,784
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,852
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	8,000	9,193
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,082
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,280	13,184
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	16,700	19,240
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	7,645	8,634
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	16,125	18,471
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.956%	8/1/17	32,550	32,881
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,672
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.760%	10/1/19	5,000	4,998
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.760%	10/1/19	5,825	5,823
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.960%	5/1/23	7,000	6,975
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.160%	4/1/24	5,000	5,032

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/21	5,500	6,618
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/22	7,295	8,884
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/23	6,150	7,545
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/24	5,110	6,179
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/25	4,020	4,791
Cabrillo CA Community College District Revenue	0.000%	8/1/14 (14)	2,655	2,654
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,275	10,317
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	26,850	28,048
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	21,401
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,452
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	14,600	16,481
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	28,220
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	20,791
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	1,810	2,096
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,441
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	23,236
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	3,660	4,415
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	27,613
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	21,714
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,995
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	40,000	46,486
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	23,243
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	8,001
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	17,055
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	10,825	12,885

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	180	184
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	3,355	3,436
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,520
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	6,932
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,434
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	5,000	5,778
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26	8,565	9,847
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/27	8,800	10,324
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/27	3,900	4,649
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,910
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/28	4,505	5,415
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,096
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,703
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/29	4,640	5,574
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,140
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/30	1,850	2,215
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,491
2 California Economic Recovery GO	5.250%	7/1/14 (ETM)	3,385	3,400
California Economic Recovery GO	5.250%	7/1/14	11,615	11,666
California Economic Recovery GO	5.000%	7/1/18	29,770	34,695
California Economic Recovery GO	5.000%	7/1/19	32,330	38,532
California Economic Recovery GO	5.000%	7/1/20	43,745	51,994
California Economic Recovery GO	5.250%	7/1/21	45,385	54,304
California Economic Recovery GO	5.000%	7/1/22	16,280	17,834
California Economic Recovery GO PUT	5.000%	7/1/14	49,000	49,204
California Economic Recovery GO VRDO	0.040%	6/2/14 LOC	1,400	1,400
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/14	360	360
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/15	380	400
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	440
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/20	790	882
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/23	1,195	1,321
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/24	380	419

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,216
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	10,000	12,786
California Educational Facilities Authority Revenue
(University of La Verne)	5.000%	6/1/29	3,705	3,752
California Educational Facilities Authority Revenue
(University of Southern California)	4.500%	10/1/33	2,225	2,361
3 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.070%	6/2/14	614	614
3 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.070%	6/6/14	1,215	1,215
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	5,865	6,210
California GO	5.000%	6/1/14 (Prere.)	1,470	1,470
California GO	5.000%	9/1/14 (Prere.)	10,855	10,988
California GO	5.000%	10/1/14	2,000	2,033
California GO	5.000%	11/1/14	1,390	1,419
California GO	5.000%	3/1/15	1,000	1,036
California GO	5.000%	4/1/15	15,400	16,021
California GO	5.000%	4/1/17	11,000	12,362
California GO	5.250%	2/1/18 (14)	8,000	9,272
California GO	6.000%	2/1/18 (2)	6,240	7,411
California GO	5.000%	3/1/18	1,850	2,133
California GO	5.500%	4/1/18	20,000	23,482
1 California GO	0.960%	5/1/18	9,000	9,128
California GO	5.000%	8/1/18	1,895	2,123
California GO	5.000%	10/1/18	14,095	16,491
California GO	5.000%	10/1/18	20,000	23,400
California GO	5.500%	4/1/19	11,245	13,496
California GO	5.000%	5/1/19	10,000	10,442
California GO	5.000%	8/1/19	30,000	31,679
California GO	5.000%	10/1/19	21,000	24,945
California GO	5.000%	10/1/19 (14)	14,800	16,395
California GO	5.000%	2/1/20	2,950	3,507
California GO	5.250%	2/1/20	7,500	9,018
California GO	5.000%	3/1/20	55,285	57,266
California GO	5.000%	8/1/20	14,890	16,644
California GO	5.000%	9/1/20	9,970	11,946
California GO	5.000%	10/1/20	5,555	6,663
California GO	5.000%	3/1/21	2,250	2,699
California GO	5.000%	4/1/21	2,240	2,688
California GO	5.500%	4/1/21	2,000	2,398
California GO	5.000%	9/1/21	13,700	16,516
California GO	5.000%	9/1/21	1,310	1,579
California GO	5.000%	10/1/21	2,575	3,107
California GO	5.000%	2/1/22	8,125	9,798
California GO	5.000%	4/1/22	4,550	5,498
California GO	5.000%	6/1/22	12,000	12,556
California GO	5.000%	9/1/22	12,710	15,428
California GO	5.250%	9/1/22	17,400	21,448
California GO	5.000%	2/1/23	9,610	11,454
California GO	5.000%	2/1/23	23,000	27,935
California GO	5.000%	9/1/23	10,000	12,210
California GO	5.000%	9/1/23	7,000	8,396

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	9/1/23	12,120	13,333
California GO	5.250%	9/1/23	2,455	2,987
California GO	5.000%	10/1/23	12,500	13,793
California GO	5.000%	10/1/23	10,000	12,219
California GO	5.000%	12/1/23	7,500	8,566
California GO	5.000%	3/1/24	3,000	3,539
California GO	5.000%	8/1/24 (4)	31,275	33,002
California GO	5.000%	8/1/24	10,100	11,238
California GO	5.000%	9/1/24	10,000	11,878
California GO	5.000%	10/1/24	13,440	14,811
California GO	5.000%	10/1/24	11,420	13,116
California GO	5.000%	11/1/24	5,000	5,963
California GO	5.000%	11/1/24	6,000	6,826
California GO	5.000%	12/1/24	15,500	18,759
California GO	5.000%	12/1/24	2,000	2,281
California GO	5.000%	2/1/25	12,940	15,129
California GO	5.125%	3/1/25	2,100	2,404
California GO	5.000%	8/1/25	18,525	20,555
California GO	5.000%	9/1/25	1,500	1,734
California GO	5.000%	9/1/25	2,185	2,573
California GO	5.000%	10/1/25	13,865	16,473
California GO	5.000%	10/1/25	8,490	9,689
California GO	5.000%	11/1/25	1,500	1,773
California GO	5.000%	12/1/25	21,015	23,878
California GO	5.000%	3/1/26	5,000	5,385
California GO	5.000%	3/1/26	5,000	5,787
California GO	5.000%	4/1/26	27,480	31,261
California GO	5.000%	9/1/26	2,500	2,864
California GO	5.000%	11/1/26	7,500	8,786
California GO	5.000%	4/1/27	24,285	27,403
California GO	5.750%	4/1/27	31,455	37,570
California GO	4.500%	8/1/27	7,875	8,478
California GO	5.000%	9/1/27	5,500	6,263
California GO	5.000%	10/1/27	13,875	16,190
California GO	5.250%	10/1/27	5,000	5,916
California GO	5.750%	4/1/28	30,000	35,833
California GO	5.000%	6/1/28	10,005	10,429
California GO	5.000%	9/1/28	17,500	19,875
California GO	5.250%	9/1/28	6,000	7,033
California GO	5.250%	2/1/29	2,790	3,232
California GO	5.000%	9/1/29	16,000	18,094
California GO	5.000%	9/1/29	6,000	6,827
California GO	5.000%	10/1/29	10,245	11,459
California GO	5.250%	3/1/30	20,000	23,138
California GO	5.000%	5/1/30	13,870	16,092
California GO	4.500%	8/1/30	3,100	3,293
California GO	5.000%	9/1/30	10,180	11,477
California GO	5.000%	9/1/30	10,000	11,308
California GO	5.250%	9/1/30	5,000	5,894
California GO	5.000%	3/1/31	5,535	5,874
California GO	5.750%	4/1/31	30,000	35,525
California GO	5.000%	5/1/31	15,000	17,293
California GO	5.000%	12/1/31 (14)	75	75
California GO	5.000%	12/1/31	6,000	6,884
California GO	5.000%	2/1/32	2,540	2,839

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	9/1/32	1,000	1,062
California GO	6.000%	3/1/33	12,000	14,509
California GO	5.125%	4/1/33	6,550	7,284
California GO	6.500%	4/1/33	22,715	27,815
California GO	4.750%	6/1/35	3,000	3,101
1 California GO PUT	0.936%	12/3/18	1,000	1,012
California GO VRDO	0.030%	6/2/14 LOC	6,200	6,200
California GO VRDO	0.040%	6/2/14 LOC	1,600	1,600
California GO VRDO	0.040%	6/2/14 LOC	5,000	5,000
California GO VRDO	0.040%	6/2/14 LOC	9,900	9,900
California GO VRDO	0.040%	6/2/14 LOC	3,000	3,000
California GO VRDO	0.040%	6/2/14 LOC	14,500	14,500
California GO VRDO	0.040%	6/2/14 LOC	2,600	2,600
California GO VRDO	0.040%	6/2/14 LOC	16,600	16,600
California GO VRDO	0.050%	6/2/14 LOC	9,700	9,700
California GO VRDO	0.060%	6/2/14 LOC	5,700	5,700
California GO VRDO	0.020%	6/6/14 LOC	40,000	40,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,518
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,271
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.050%	6/2/14 LOC	7,600	7,600
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,881
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,153
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,502
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,441
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,503
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,300	6,052
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	22,346
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,407
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,250	4,903
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,037
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,089
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,134
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,886
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,181
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,508
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,402

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	3,500	3,962
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,540
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,218
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,093
1 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los
Angeles) PUT	1.860%	7/1/17	5,255	5,291
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,851
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,154
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange
County) VRDO	0.050%	6/6/14 LOC	9,000	9,000
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	784
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	348
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	523
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,017
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	870
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	347
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	895
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/14	730	746
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	943
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	843
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,675
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,769
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,991
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,619
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	13,642
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	3,500	3,791
3 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.060%	6/6/14 LOC	6,900	6,900

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	4.000%	8/15/19	500	569
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/21	800	967
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/22	500	604
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	3.000%	10/1/14	550	556
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,539
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,702
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,186
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,047
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/20	1,000	1,197
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,000	1,136
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,205
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,513
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,863
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,847
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,810
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/24	3,000	3,580
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/28	4,000	4,809
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	585
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	7,007
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,520	2,767
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,859
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,494
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	862
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	964
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,326
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,111

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/29	4,970	5,696
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,637
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/33	6,250	7,026
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,000	15,273
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,816
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,383
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,581
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,194
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.250%	11/15/31	2,000	2,230
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,643
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,542
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,298
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,525
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,108
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	6,018
California Housing Finance Agency Multifamily
Housing Revenue	0.850%	8/1/16	750	751
3 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.080%	6/2/14 (ETM)	43,020	43,020
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/34	10,000	10,933
1 California Infrastructure & Economic Development
Bank Revenue (Index-Museum Art Project) PUT	1.855%	8/1/18	6,000	5,996
California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,472
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.360%	4/1/15	10,050	10,053
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.340%	4/1/16	3,190	3,189
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.340%	4/3/17	6,100	6,100
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.040%	6/2/14 LOC	9,200	9,200
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.040%	6/2/14 LOC	11,645	11,645

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,889
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,095
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,189
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.070%	6/6/14 LOC	4,500	4,500
California Infrastructure & Economic Development
Bank Revenue (State Revolving Fund)	5.000%	10/1/14 (Prere.)	7,000	7,114
California Municipal Finance Authority (Community
Hospitals of Central California Obligated
Group) COP	5.375%	2/1/29	16,610	17,617
4 California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/21	565	647
4 California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/23	400	456
4 California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/30	1,000	1,087
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.040%	6/2/14	17,640	17,640
1 California Municipal Finance Authority Revenue
(NorthBay Healthcare Group) PUT	2.160%	11/1/16	5,000	5,015
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,000	1,074
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,569
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,681
California Pollution Control Financing Authority
Environmental Improvement Revenue (BP West
Coast Products LLC Project) PUT	2.600%	9/2/14	13,550	13,625
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	6/2/14 LOC	36,100	36,100
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.050%	6/2/14 LOC	11,000	11,000
California Pollution Control Financing Authority
Revenue (San Diego Gas & Electric Co.)	5.900%	6/1/14 (14)	2,025	2,025
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	4,078
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,310
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	7,815
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,183
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/18 (2)	27,790	29,864
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/21	3,975	4,258
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	5,977

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/21	1,375	1,654
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	9,425	11,330
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/22	1,500	1,807
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/23	2,350	2,829
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/24	4,250	5,124
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/24	1,925	2,322
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/31	5,000	5,697
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	7,044
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/32	5,000	5,669
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/32	5,000	5,829
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/33	5,000	5,637
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/33	3,000	3,477
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,909
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	1,500	1,500
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	8,000	8,001
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	5,000	5,001
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/27	5,000	5,777
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,679
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,695
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,760
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,746
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	7,992
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,269
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,666
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,839
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,642
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,834

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Regents of The University of California)	5.500%	6/1/14 (ETM)	2,635	2,635
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/15 (Prere.)	5,765	5,997
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,010	9,652
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (ETM)	7,670	9,290
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20 (ETM)	2,015	2,454
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21 (ETM)	1,650	2,028
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,682
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,770
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/14	4,745	4,842
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,580
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	7,088
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,656
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,949
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	5,000	6,160
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (ETM)	5,400	6,652
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	2,645	3,258
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,807
California Public Works Board Lease Revenue
(Various Capital Projects)	5.375%	3/1/23	9,065	10,490
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,927
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,185
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,343
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,146
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,350
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/30	5,545	6,620
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,336
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/31	1,650	1,844
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/31	7,000	8,313

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	12,762
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	4,670	5,546
California State University Revenue Systemwide	5.000%	5/1/15 (Prere.)	11,955	12,488
California State University Revenue Systemwide	5.000%	11/1/15	1,040	1,111
California State University Revenue Systemwide	5.250%	11/1/20	3,515	4,125
California State University Revenue Systemwide	5.000%	11/1/22 (2)	6,485	6,767
California State University Revenue Systemwide	5.000%	11/1/23	5,605	6,896
California State University Revenue Systemwide	5.000%	11/1/23	3,960	4,732
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,446
California State University Revenue Systemwide	5.000%	11/1/24	8,690	9,882
California State University Revenue Systemwide	5.000%	11/1/25	11,820	13,374
California State University Revenue Systemwide	5.000%	11/1/26	12,530	14,178
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,707
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,643
California State University Revenue Systemwide	4.000%	11/1/29	3,900	4,123
California State University Revenue Systemwide	5.000%	11/1/30 (4)	7,660	8,644
3 California State University Revenue Systemwide
TOB VRDO	0.140%	6/6/14 (4)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue (Adventist
Health System/West)	5.000%	3/1/25	14,975	15,453
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	5,455	5,459
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,450	1,450
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	11,500	12,558
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.000%	7/1/22	5,155	4,911
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/25	1,775	1,683
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System)	5.250%	7/1/24	1,730	1,649
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/18	610	683
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	541
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	723
California Statewide Communities Development
Authority Revenue (Eskaton Properties Inc.
Obligated Group)	5.250%	11/15/34	4,350	4,571
California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/18	6,190	6,496

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.070%	6/6/14 (2)LOC	3,155	3,155
California Statewide Communities Development
Authority Revenue (John Muir Health) VRDO	0.060%	6/2/14 LOC	2,750	2,750
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,360
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,748
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,972
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	8,975	10,033
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,654
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,735
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	4,944
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	9,100	9,741
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	631
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	603
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,276
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	8,345
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,061
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.000%	11/15/29	2,000	2,312
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/17	200	223
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,476
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,509
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.030%	6/6/14 LOC	7,100	7,100
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/22	1,130	1,348
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/23	1,170	1,403

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/19 (4)	800	929
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/20 (4)	785	919
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/21 (4)	850	1,002
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/22 (4)	600	714
3 Central Basin Municipal Water District California
COP TOB VRDO	0.080%	6/6/14 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,384
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,128
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/19	765	898
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,226
Cerritos CA Community College District GO	0.000%	8/1/20	500	435
Cerritos CA Community College District GO	0.000%	8/1/22	500	391
Cerritos CA Community College District GO	0.000%	8/1/23	500	369
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,682
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,963
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/27	3,000	3,513
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	7,500	8,604
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/31	7,500	8,552
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/32	13,000	14,758
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/23	2,700	3,156
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.250%	9/1/24	3,330	3,908
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/25	3,605	4,239
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/26	3,800	4,413
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/27	1,000	1,155
4 Citrus CA Community College District GO	0.000%	8/1/33	1,000	691
4 Citrus CA Community College District GO	0.000%	8/1/35	2,150	1,457
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,401
Coast CA Community College District GO	5.000%	8/1/26	5,255	6,289
Coast CA Community College District GO	5.000%	8/1/28	2,595	3,063
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,077
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	919
Colton CA Joint Unified School District GO	5.000%	8/1/24 (4)	1,050	1,260
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,187
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/23	2,065	2,375
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/24	1,665	1,902

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	4,995
Contra Costa CA Community College District GO	5.000%	8/1/32	3,000	3,447
Contra Costa CA Community College District GO	5.000%	8/1/33	4,000	4,578
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,080	1,265
1 Contra Costa CA Transportation Authority Sales
Tax Revenue PUT	0.472%	12/15/15	12,000	12,005
Contra Costa County CA Public Financing Authority
Lease Revenue	5.000%	6/1/22 (14)	15,300	17,017
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	572
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	577
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,593
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,663
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,336
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	742
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	903
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	973
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	888
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	723
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/23	1,145	1,339
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/24	1,325	1,528
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/25	2,525	2,869
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/27	1,000	1,115
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/28	1,590	1,765
Covina-Valley CA Unified School District GO	5.000%	8/1/28	2,000	2,324
Covina-Valley CA Unified School District GO	5.000%	8/1/29	2,080	2,400
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	3,260	3,274
Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,933
Cupertino CA Union School District GO	5.000%	8/1/26	3,500	4,199
Cupertino CA Union School District GO	5.000%	8/1/31	2,000	2,348
Cupertino CA Union School District GO	5.000%	8/1/32	2,000	2,331
1 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.260%	12/1/15	11,000	11,000
1 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.260%	12/1/15	9,000	9,000
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/14	2,000	2,000
4 East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/29	2,500	3,006
4 East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	3,250	3,886

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,307
4 East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	4,700	5,588
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	18,190
4 East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32	4,825	5,704
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	5,089
East Side CA Union High School District Santa
Clara County GO	5.000%	8/1/29	6,000	6,847
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/26	5,245	5,957
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/27	6,220	7,077
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/28	1,000	1,138
El Camino CA Community College District GO	0.000%	8/1/29	8,065	4,436
El Camino CA Community College District GO	0.000%	8/1/32	10,000	4,699
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,551
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,284
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,741
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,699
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	1,500	1,741
El Dorado CA Irrigation District Revenue	5.000%	3/1/29 (4)	2,000	2,305
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	5,460	6,122
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,320
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,100
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	874
4 Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/26	1,725	1,929
4 Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/27	1,810	2,018
4 Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/28	1,900	2,100
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,520
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/23 (2)	2,875	3,034
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/24 (2)	3,575	3,773
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,728
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,994
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/23 (4)	4,735	3,436
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/25	2,130	1,335
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/26	3,000	1,882
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/27	5,000	3,150

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/31 (4)	1,000	661
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.250%	1/15/33	5,000	5,804
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.000%	1/15/20	21,385	23,966
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.500%	1/15/23	20,250	23,402
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	954
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,111
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,717
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/33	2,400	2,635
Glendale CA Redevelopment Agency Successor
Agency Tax Allocation Revenue (Central Glendale
Redevelopment Project)	2.000%	12/1/14 (4)	1,750	1,764
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/16	3,000	3,211
Golden State Tobacco Securitization Corp.
California Revenue	4.500%	6/1/27	17,185	15,618
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,819
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	3,697
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/25 (12)	14,010	9,550
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/28 (12)	21,875	12,673
Hemet CA Multifamily Housing Revenue
(Sunwest Retirement Village) VRDO	0.060%	6/6/14	800	800
Huntington Beach CA Union High School
District GO	5.000%	8/1/14 (Prere.)	3,530	3,559
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,680
Inland Empire Tobacco Securitization Authority
California Revenue	4.625%	6/1/21	6,950	6,491
Irvine CA Assessment District No. 89-10
Improvement Revenue (Northwest Irvine) VRDO	0.040%	6/2/14 LOC	3,559	3,559
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.040%	6/2/14 LOC	19,400	19,400
Irvine CA Ranch Water District Revenue VRDO	0.050%	6/2/14 LOC	7,300	7,300
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	6/2/14 LOC	11,200	11,200
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,488
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,200
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	2,425	2,639
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,898
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	463
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/20	350	404

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/22	1,125	1,304
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	6/2/14 LOC	2,300	2,300
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax
Revenue VRDO	0.050%	6/2/14 LOC	5,550	5,550
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	9,096
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/14	2,000	2,000
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,804
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,654
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,226
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,638
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,843
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,788
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	3,755	4,241
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,469
Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,706
Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,831
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	750	889
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,250	1,451
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,250	1,430
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/30	1,500	1,640
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	2,095	2,274
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/21	1,810	2,094
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/23	2,190	2,560
Loma Linda CA Hospital Revenue (Loma Linda
University)	5.000%	12/1/18	8,665	8,889
Long Beach CA Community College District GO	0.000%	6/1/29 (ETM)	960	604
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	5,420	3,109
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	2,285	2,409
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,195	3,631
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/22	260	297
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/24	7,905	8,914
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.560%	11/15/25	16,845	15,519
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.580%	11/15/26	10,025	9,179
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,739
Los Angeles CA Community College District GO	4.000%	8/1/14	3,500	3,523
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	10,552
Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,533
Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	5,773
Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	5,961
Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	8,028
Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	4,875

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Community College District GO	4.000%	8/1/31	6,145	6,433
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,374
Los Angeles CA Community College District GO	5.000%	8/1/32 (4)	5,000	5,542
3 Los Angeles CA Community College District GO
TOB VRDO	0.060%	6/6/14	2,800	2,800
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	1,000	1,204
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	1,420	1,692
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	1,700	2,009
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	4,000	4,568
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,500	1,756
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/25	3,000	3,452
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	5,500	6,371
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	11,702
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	4,965
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	1,115	1,279
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	11,539
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,200	1,368
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	2,068
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/31	1,190	1,347
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/32	1,700	1,916
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/33	1,510	1,693
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,135	4,602
Los Angeles CA Department of Water &
Power Revenue	4.000%	1/1/16	9,075	9,542
Los Angeles CA Department of Water &
Power Revenue	5.000%	1/1/16	8,300	8,838
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	1,000	1,232
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	10,000	12,050
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23 (4)	20,605	21,670
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	1,335	1,563
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	5,605	6,817
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/24	2,770	3,184

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	10,000	11,929
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,350	2,674
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,000	2,291
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	1,500	1,772
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	5,000	5,694
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	1,655	1,920
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	2,000	2,315
4 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,500	1,758
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,670	1,901
4 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	10,000	11,637
4 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	7,000	8,095
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31 (2)	3,755	4,071
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31 (4)	7,305	7,630
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	15,000	17,306
4 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,730	7,729
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	7,000	8,088
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	1,940	2,145
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,055	6,939
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/33	5,000	5,747
3 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.090%	6/2/14	23,000	23,000
Los Angeles CA Department of Water &
Power Revenue VRDO	0.040%	6/2/14	16,000	16,000
Los Angeles CA Department of Water &
Power Revenue VRDO	0.050%	6/2/14	9,500	9,500
Los Angeles CA Department of Water &
Power Revenue VRDO	0.040%	6/6/14	9,500	9,500
Los Angeles CA GO	5.000%	9/1/14 (Prere.)	4,055	4,105
Los Angeles CA GO	5.000%	9/1/22	10,000	12,293
Los Angeles CA GO	5.000%	9/1/28	5,850	6,994
Los Angeles CA GO	5.000%	9/1/29	5,850	6,947
Los Angeles CA GO	5.000%	9/1/30	5,850	6,917
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,674
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,434
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/14 (Prere.)	345	348

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,700
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,986
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	7,185
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	16,229
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	4.750%	1/1/31 (14)	10,000	10,517
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,000	5,021
Los Angeles CA Unified School District GO	5.000%	7/1/14 (ETM)	5,000	5,021
Los Angeles CA Unified School District GO	6.000%	7/1/14 (3)	1,440	1,447
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	6,684
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,196
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	3,986
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,218
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	4,000	4,396
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	5,000	5,664
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,021
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,491
Los Angeles CA Unified School District GO	5.000%	7/1/20 (2)	14,135	15,516
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	9,879
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	5,000	5,488
Los Angeles CA Unified School District GO	5.000%	7/1/21 (2)	15,940	17,451
Los Angeles CA Unified School District GO	5.000%	7/1/22 (2)	16,760	18,338
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	34,082
Los Angeles CA Unified School District GO	5.000%	7/1/23 (2)	6,000	6,756
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	12,975	14,610
Los Angeles CA Unified School District GO	4.500%	7/1/24 (4)	6,600	7,291
Los Angeles CA Unified School District GO	5.000%	7/1/24 (4)	17,210	19,334
Los Angeles CA Unified School District GO	4.500%	7/1/25 (14)	2,450	2,700
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	10,235	11,162
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,890
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,005	11,011
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,625
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,844
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,729
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	21,900	23,684
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,703
Los Angeles CA Unified School District GO	5.000%	7/1/28 (4)	5,365	6,023
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	7,845	8,521
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,935
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	6,485	6,976
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	7,015	7,491
Los Angeles CA Unified School District GO	4.750%	7/1/32 (4)	8,000	8,724
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	3,515	3,878
Los Angeles CA Wastewater System Revenue	5.000%	6/1/15	2,650	2,779
Los Angeles CA Wastewater System Revenue	5.000%	6/1/16	2,500	2,735
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	15,415
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	10,000	11,560
Los Angeles CA Wastewater System Revenue	5.000%	6/1/30 (14)	1,305	1,359
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	10,880	12,521
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	16,925	19,391

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,577
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,735
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	6,000	7,254
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,676
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	12,258
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,226
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	12,157
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	24,767
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,550
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,189
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,333
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/21	1,000	1,192
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	6,890
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/22	1,000	1,198
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/22 (14)	1,940	2,126
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	7,239
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/23	1,500	1,767
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,319
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/24	1,515	1,771
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,295
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/25	1,325	1,534
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/31 (14)	17,000	18,181
Los Angeles County CA Public Works Financing
Authority Revenue (Regional Park & Open
Space District)	5.250%	10/1/17 (4)	1,000	1,149
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/21	1,670	1,974
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/22	4,555	5,417

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/23	2,105	2,510
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/24	2,215	2,616
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Various Project Areas)	3.000%	9/1/14	3,110	3,130
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Various Project Areas)	4.000%	9/1/15	1,000	1,042
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	15,248
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,493
Marina Coast Water District California Enterprise
Revenue COP	5.000%	6/1/31 (14)	3,005	3,220
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,162
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	2,903
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,627
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	17,059
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	23,352
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/20	4,000	4,841
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,299
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30 (4)	6,825	7,141
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,120	2,470
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	3,585	4,161
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,309
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,608
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,360
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	12,775
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	11,452
Metropolitan Water District of Southern
California Revenue PUT	2.500%	10/1/14	5,000	5,010
1 Metropolitan Water District of Southern
California Revenue PUT	0.210%	5/1/15	7,350	7,352
1 Metropolitan Water District of Southern
California Revenue PUT	0.210%	5/1/15	5,000	5,001
1 Metropolitan Water District of Southern
California Revenue PUT	0.410%	5/1/15	10,000	10,016
Metropolitan Water District of Southern
California Revenue VRDO	0.050%	6/6/14	10,000	10,000
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,212

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,740
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,882
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,166
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,197
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,203
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/28	5,075	5,859
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/29	5,430	6,217
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/30	5,705	6,482
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/31	2,990	3,377
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/32	4,315	4,852
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/33	2,000	2,237
Mount San Antonio CA Community College
District GO	0.000%	8/1/28	3,000	2,281
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,296
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/21 (Prere.)	5,150	6,661
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	2,280
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,622
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	750
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	6,673
Northern California Gas Authority No. 1 Revenue	0.756%	7/1/17	23,385	23,092
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,160
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,917
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,734
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	4,075
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,873
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,866
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,717
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,409
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,812
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,796
Oakland CA GO	5.000%	1/15/31	3,000	3,288
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,520
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,695	4,044
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,868

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,523
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.000%	9/1/15 (Prere.)	12,870	13,603
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.000%	9/1/21	3,000	3,551
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,671
Oakland CA Unified School District GO	5.500%	8/1/23	1,000	1,162
Oakland CA Unified School District GO	6.250%	8/1/28	2,000	2,392
Ohlone CA Community College District GO	5.000%	8/1/22	750	917
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,819
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	1,982
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/27	1,285	1,525
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/28	1,765	2,085
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/29	2,280	2,679
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/30	1,400	1,634
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/31	2,525	2,930
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/32	2,660	3,071
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/33	2,165	2,490
Orange County CA Development Agency Tax
Allocation Revenue (Neighborhood Development
& Preservation Project)	5.250%	9/1/14 (14)	1,415	1,421
Orange County CA Development Agency Tax
Allocation Revenue (Neighborhood Development
& Preservation Project)	5.250%	9/1/15 (14)	1,485	1,491
Orange County CA Development Agency Tax
Allocation Revenue (Neighborhood Development
& Preservation Project)	5.375%	9/1/16 (14)	1,570	1,576
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/21	1,200	1,413
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/22	1,230	1,454
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/22	1,260	1,498
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/23	1,290	1,524
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/23	1,320	1,565
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/22	1,000	1,197
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/27	2,500	2,889
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/28	2,545	2,916
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,956
Orange County CA Water District Revenue	5.000%	8/15/33	8,000	9,279
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,146
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,710

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,699
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,691
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/19	1,000	1,098
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/20	250	274
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/21	400	438
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	5.000%	9/2/27	1,000	1,096
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	11,693
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,275
Palomar Pomerado Health California GO	5.000%	8/1/20 (2)	710	746
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	7,055	5,476
Palomar Pomerado Health California GO	0.000%	8/1/24 (12)	5,130	3,538
Palomar Pomerado Health California GO	0.000%	8/1/27 (12)	3,095	1,785
Palomar Pomerado Health California GO	0.000%	8/1/27 (14)	1,585	914
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	6,050	3,590
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,207
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,699
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,256
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/20 (2)	2,460	1,994
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	4.750%	8/1/24 (14)	3,050	3,058
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/25 (2)	2,930	1,757
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/29 (2)	355	167
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	8,715	11,201
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,384
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,935
Poway CA Unified School District GO	4.000%	9/1/16	250	266
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,917
Poway CA Unified School District GO	4.000%	9/1/17	250	270
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,260
Poway CA Unified School District GO	4.000%	9/1/18	450	491
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,901
Poway CA Unified School District GO	5.000%	9/1/19	990	1,141
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,863
Poway CA Unified School District GO	5.000%	9/1/20	610	707
Poway CA Unified School District GO	5.000%	9/1/21	325	379
Poway CA Unified School District GO	5.000%	9/1/22	460	541
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,834
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,911
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,123
Poway CA Unified School District GO	0.000%	8/1/28	9,070	5,082
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,333
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,813

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Poway CA Unified School District GO	0.000%	8/1/31	1,095	514
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	4.000%	9/15/22	435	475
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,082
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/32	1,000	1,075
Rancho Cucamonga CA Redevelopment Agency
Tax Allocation Revenue (Rancho Redevelopment
Project)	5.000%	9/1/15 (2)	2,835	2,868
Rancho Cucamonga CA Redevelopment Agency
Tax Allocation Revenue (Rancho Redevelopment
Project)	5.000%	9/1/16 (2)	5,100	5,158
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,376
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/25 (2)	3,350	2,027
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	939
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,142
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,284
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,847
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	4,066
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,402
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,478
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,631
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,752
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,794
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,889
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,137
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,265
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/30	3,000	3,576
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/31	4,000	4,737
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/32	3,000	3,529
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/33	2,000	2,341
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/22	2,500	1,784
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/23	3,630	2,446
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/24	6,985	4,444

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/31	5,000	2,048
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/32	4,000	1,549
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/33	5,500	1,966
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/34	3,500	1,174
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	5,324
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	2,154
Roseville CA Electric System Revenue	5.000%	2/1/30	6,120	6,657
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,205	4,642
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	11,158
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	2,236
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/27	200	227
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/22 (15)	445	530
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/24 (15)	300	360
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/26 (15)	280	327
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/27 (15)	425	490
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/28 (15)	250	286
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/29 (15)	500	568
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/31 (15)	1,160	1,298
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/33 (15)	1,280	1,417
4 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/34 (15)	1,340	1,476
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,411
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	838
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,355
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,495
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,203
Sacramento CA Financing Authority Lease
Revenue	5.000%	11/1/14 (14)	780	792
Sacramento CA Financing Authority Lease
Revenue	5.375%	12/1/14 (4)	1,630	1,637

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/19 (14)	12,860	13,716
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/20 (14)	13,670	14,574
Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/21 (14)	7,710	8,352
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	4.750%	7/1/23 (14)	1,500	1,612
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/14	2,810	2,839
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,640	2,797
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,362
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,076
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,165
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,669
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,428
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	17,491
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,710
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	4,905	5,777
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,337
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,330
Sacramento CA Municipal Utility District
Revenue VRDO	0.050%	6/6/14 LOC	34,500	34,500
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/22	1,000	1,147
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/28	2,500	2,755
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/29	2,635	2,888
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/30	2,975	3,244
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/31	3,125	3,392
Sacramento CA Transportation Authority Sales
Tax Revenue	5.000%	10/1/21	2,300	2,794
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	6/6/14	11,300	11,300
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.050%	6/6/14	15,000	15,000
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,798
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,278
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,832
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,960
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,384
Sacramento County CA Airport Revenue	5.000%	7/1/30	3,615	3,964
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/21 (14)	1,850	2,018
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/22 (14)	5,495	5,988
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/23 (14)	7,030	7,652
Saddleback Valley CA Unified School District GO	5.000%	8/1/29	3,000	3,486
San Bernardino CA City Unified School District GO	5.000%	8/1/20 (4)	765	898
San Bernardino CA City Unified School District GO	5.000%	8/1/21 (4)	1,230	1,448
San Bernardino CA City Unified School District GO	5.000%	8/1/22 (4)	1,500	1,772
San Bernardino CA City Unified School District GO	5.000%	8/1/23 (4)	1,100	1,303

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Bernardino CA City Unified School District GO	5.000%	8/1/24 (4)	1,400	1,640
San Bernardino CA Community College District GO	5.000%	8/1/24	4,375	5,278
San Bernardino CA Community College District GO	5.000%	8/1/25	4,550	5,411
San Bernardino CA Community College District GO	5.000%	8/1/26	4,150	4,889
San Bernardino County CA Justice Center &
Airport COP	5.000%	7/1/14 (14)	5,585	5,604
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	2,905	3,095
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	3,135	3,394
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,282
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,831
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,677
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,724
San Diego CA Community College District GO	5.000%	8/1/30	1,250	1,464
San Diego CA Community College District GO	5.000%	8/1/30	8,670	9,865
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,184
San Diego CA Community College District GO	5.000%	8/1/31	1,000	1,164
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,827
San Diego CA Community College District GO	5.000%	8/1/32	2,150	2,492
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,256
3 San Diego CA Community College District GO
TOB VRDO	0.080%	6/6/14	3,290	3,290
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	547
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,598
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	4,042
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/24	3,000	3,507
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/25	2,000	2,348
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/27	6,000	6,921
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/27	5,000	5,872
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/28	1,825	2,103
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/27	4,215	4,862
San Diego CA Public Facilities Financing Authority
Water Revenue	5.125%	8/1/28	5,000	5,840
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/28	5,355	6,355
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/30	2,000	2,302
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/32	4,190	4,777
San Diego CA Unified School District GO	0.000%	7/1/14 (14)	3,400	3,399
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,510
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	8,887
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,690
San Diego CA Unified School District GO	5.000%	7/1/21	15,000	18,253
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	16,172
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	1,000	1,276

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	5,529
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,446
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	5,302
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	4,701
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,793
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	5,125
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,283
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,062
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/23	3,900	4,515
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/25	9,000	10,326
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	6,000	6,884
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,000	3,298
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,867
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,456
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,301
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,786
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,795
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,316
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,691
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/15 (14)	6,215	6,496
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/16 (14)	7,880	8,603
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/21 (14)	6,725	8,181
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/22 (14)	7,075	8,678
3 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.060%	6/6/14	6,100	6,100
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,500	17,199
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	9,560	11,112
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	1,070	1,296
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/29	2,555	2,961
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/30	2,800	3,223

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County (Laguna
Honda Hospital) GO	5.000%	6/15/28 (12)	12,355	12,896
San Francisco CA City & County GO	5.000%	6/15/21	7,450	9,069
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,174
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,835
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	6,032
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,869
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,818
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,827
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,165
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	25,291
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	14,188
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,209
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,550
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,614
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/31	840	931
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	13,170	15,183
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,482
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	12,075
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,160
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,417
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	11,504
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,599
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	12,838
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,099
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	11,908
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	16,013
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,511
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	9,000	10,118
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,595

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.070%	6/6/14	2,700	2,700
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/17	100	112
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/19	220	253
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/20	130	151
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/21	160	185
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/22	125	144
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/23	120	138
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/24	135	155
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/25	240	272
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/27	140	155
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/29	460	506
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/31	400	432
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/32	525	565
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/34	225	240
San Francisco CA City & County Unified School
District GO	5.000%	6/15/15	1,200	1,261
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,568
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	9,080
San Francisco CA City & County Unified School
District GO	4.000%	6/15/32	5,300	5,458
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/27	1,425	1,675
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/29	1,585	1,841
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,170	2,478

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	3,025	3,443
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/26 (4)	15,500	8,920
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/27 (4)	15,500	8,407
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/15 (14)	1,925	1,913
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	13,170
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	4,327
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	11,303
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,162
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,577
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	4,053
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	8,000	8,631
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,495	2,703
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21	1,270	1,450
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	5,100	5,419
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/23	1,140	1,261
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/24 (14)	16,360	17,204
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/25 (14)	11,505	12,055
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.125%	8/1/25	570	618
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.250%	8/1/26	800	866
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.375%	8/1/29	1,355	1,447
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/14 (2)	3,590	3,617
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.250%	8/1/14 (14)	6,175	6,224
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/15 (14)	3,220	3,377
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/16 (2)	700	760
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/17 (14)	600	626
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.125%	5/1/31	4,000	4,702

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.110%	6/6/14	3,600	3,600
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	6,794
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	7,707
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/24 (15)	855	987
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/25 (15)	970	1,103
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/26 (15)	500	560
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/27 (15)	1,070	1,189
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/28 (15)	600	663
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/33 (15)	2,790	3,037
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	1,004
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	939
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,116
San Mateo CA Union High School District GO	0.000%	9/1/14 (14)	1,500	1,499
San Mateo CA Union High School District GO	0.000%	2/15/15 (ETM)	1,675	1,672
San Mateo CA Union High School District GO	0.000%	9/1/24	5,390	3,873
San Mateo CA Union High School District GO	5.000%	9/1/30	2,600	3,061
San Mateo CA Union High School District GO	5.000%	9/1/31	1,440	1,680
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	3,941
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,587
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	2,072
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,854
San Mateo County CA Community College
District GO	5.000%	9/1/26	3,170	3,478
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/23	1,000	1,217
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/26	2,000	2,393
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/30	1,755	2,028
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/31	1,000	1,148
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Youth
Services Campus)	4.625%	7/15/25	2,455	2,738
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Youth
Services Campus)	5.250%	7/15/28	2,000	2,303
Santa Ana CA Community Redevelopment
Agency Tax Allocation Revenue
(South Main Street)	5.000%	9/1/18 (14)	2,685	2,693

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Ana CA Unified School District GO	0.000%	8/1/31 (14)	3,775	1,791
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,107
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,791
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,255
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,606
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,905
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,228
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,206
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	11,266
Santa Clara County CA GO	5.000%	8/1/28	8,830	10,362
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,393
Santa Clarita CA Community College District GO	0.000%	8/1/29 (4)	2,480	1,332
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,121
Santa Monica CA Community College District GO	0.000%	8/1/24	4,500	3,312
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	7,384
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	6,084
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,300
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,489
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	1,912
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,716
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,321
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,860
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,635
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,306
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,511
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,736
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,951
Sonoma County CA Junior College District GO	5.000%	8/1/28	3,000	3,552
Sonoma County CA Junior College District GO	5.000%	8/1/29	2,000	2,352
Sonoma County CA Sales Tax Revenue	5.000%	9/1/27 (14)	6,365	7,155
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/23	1,000	1,165
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/25	1,250	1,419
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	9,255	9,520
Southern California Public Power
Authority Revenue	5.000%	7/1/28	10,000	11,620
Southern California Public Power
Authority Revenue	5.000%	7/1/29	5,000	5,784
Southern California Public Power
Authority Revenue	5.000%	7/1/30	10,750	12,376
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.000%	7/1/23	4,175	4,877
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	8,098
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	4,067
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,892

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,878
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,768
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,740
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,171
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,270	6,068
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,711
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	8,059
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	3,500	4,017
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	2,000	2,217
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,819
Southern California Public Power Authority
Revenue (Transmission Project) VRDO	0.060%	6/6/14 (4)	18,500	18,500
St. Helena CA Unified School District GO	0.000%	8/1/27	4,550	3,199
State Center California Community College
District GO	5.000%	8/1/31 (4)	5,880	6,454
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.125%	10/1/35	1,000	1,131
Stockton CA Unified School District GO	4.000%	8/1/30 (4)	1,960	2,017
3 Sweetwater CA Unified School District GO
TOB VRDO	0.080%	6/6/14 (13)	3,300	3,300
Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,605
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	6,783
Tuolumne CA Wind Project Authority Revenue	5.250%	1/1/24	5,115	5,840
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,379
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,165
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	7,800
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,075
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,551
University of California Regents Medical
Center Revenue	5.000%	5/15/19 (14)	5,075	5,357
University of California Regents Medical
Center Revenue	5.000%	5/15/20 (14)	5,065	5,346
University of California Regents Medical
Center Revenue	5.000%	5/15/25	19,385	21,234
University of California Regents Medical
Center Revenue	5.000%	5/15/26	10,095	11,058
University of California Regents Medical
Center Revenue	5.000%	5/15/32	14,940	16,638
University of California Regents Medical
Center Revenue	5.000%	5/15/33	5,000	5,532
University of California Regents Medical
Center Revenue VRDO	0.040%	6/2/14	14,330	14,330
University of California Regents Medical
Center Revenue VRDO	0.040%	6/2/14	16,025	16,025
University of California Revenue	5.000%	5/15/15 (Prere.)	1,185	1,252

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	5.000%	5/15/15 (Prere.)	555	586
University of California Revenue	5.000%	5/15/15 (Prere.)	240	254
University of California Revenue	5.000%	5/15/17 (4)	19,435	20,522
University of California Revenue	5.000%	5/15/18 (4)	9,445	9,970
University of California Revenue	5.000%	5/15/19 (4)	4,035	4,259
University of California Revenue	5.000%	5/15/20 (4)	30,900	32,612
University of California Revenue	5.000%	5/15/21 (4)	14,915	15,737
University of California Revenue	5.000%	5/15/22	5,420	6,546
University of California Revenue	5.000%	5/15/22	9,000	10,981
University of California Revenue	5.000%	5/15/23	6,465	7,933
University of California Revenue	5.750%	5/15/25	3,000	3,645
University of California Revenue	5.000%	5/15/26 (14)	10,000	10,916
University of California Revenue	5.000%	5/15/27	10,900	12,751
University of California Revenue	5.000%	5/15/28	11,680	13,644
University of California Revenue	5.000%	5/15/28	1,000	1,178
University of California Revenue	4.500%	5/15/31 (4)	10,260	10,676
University of California Revenue	5.000%	5/15/32	14,020	15,875
University of California Revenue	5.250%	5/15/32	5,000	5,957
University of California Revenue	5.000%	5/15/33	15,240	17,336
University of California Revenue	5.000%	5/15/33	10,110	11,501
University of California Revenue	5.000%	5/15/34	15,900	18,021
University of California Revenue	4.500%	5/15/35 (4)	2,835	2,945
University of California Revenue PUT	5.000%	5/15/23	15,000	18,365
3 University of California Revenue TOB VRDO	0.080%	6/2/14	9,650	9,650
University of California Revenue VRDO	0.040%	6/6/14	5,300	5,300
University of California Revenue VRDO	0.050%	6/6/14	6,700	6,700
Upland CA Community Facilities District
No. 2003-2 Improvement Area No. 1 Special
Tax Revenue	5.000%	9/1/31	1,110	1,196
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/22	600	713
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	575	682
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,325	1,557
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,390	1,608
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/26	1,460	1,663
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/27	1,200	1,351
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,200	1,344
Ventura County CA Community College District GO	5.000%	8/1/24	1,210	1,432
Ventura County CA Community College District GO	5.000%	8/1/25	1,915	2,240
Ventura County CA Community College District GO	5.000%	8/1/27	2,205	2,542
Ventura County CA Community College District GO	0.000%	8/1/28	15,000	8,405
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,200	1,411
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/29	1,000	1,131
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	2,000	2,228
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	1,250	1,390

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vista CA Unified School District GO	5.000%	8/1/24	5,000	5,951
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,173
Washington Township CA Health Care
District Revenue	6.000%	7/1/29	1,000	1,100
West Basin CA Municipal Water District Revenue	4.000%	8/1/15	4,810	5,028
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,421
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,546
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,650	1,114
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	889
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	894
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,183
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,457
William S. Hart Union High School District
California GO	5.000%	9/1/25	1,735	2,044
William S. Hart Union High School District
California GO	5.000%	9/1/26	1,085	1,267
William S. Hart Union High School District
California GO	5.000%	9/1/27	1,500	1,736
				7,795,773
Guam (0.1%)
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/28	1,250	1,335
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.250%	7/1/33	4,000	4,252
				5,587
Virgin Islands (0.0%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/14 (Prere.)	2,200	2,237
Total Tax-Exempt Municipal Bonds (Cost $7,334,904)				7,803,597
Other Assets and Liabilities (-0.6%)
Other Assets				98,196
Liabilities				(141,343)
				(43,147)
Net Assets (100%)				7,760,450

California Intermediate-Term Tax-Exempt Fund

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,387,992
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(95,963)
Unrealized Appreciation (Depreciation)
Investment Securities	468,693
Futures Contracts	(272)
Net Assets	7,760,450

Investor Shares—Net Assets
Applicable to 113,960,482 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,335,047
Net Asset Value Per Share—Investor Shares	$11.72

Admiral Shares—Net Assets
Applicable to 548,475,953 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,425,403
Net Asset Value Per Share—Admiral Shares	$11.72
See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Securities with a value of $1,908,000 have been segregated as initial margin for open futures contracts.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $118,689,000, representing 1.5% of net assets.
4 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2014.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Interest	121,668
Total Income	121,668
Expenses
The Vanguard Group—Note B
Investment Advisory Services	327
Management and Administrative—Investor Shares	1,000
Management and Administrative—Admiral Shares	2,618
Marketing and Distribution—Investor Shares	165
Marketing and Distribution—Admiral Shares	633
Custodian Fees	40
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	2
Total Expenses	4,819
Net Investment Income	116,849
Realized Net Gain (Loss)
Investment Securities Sold	4,091
Futures Contracts	(1,597)
Realized Net Gain (Loss)	2,494
Change in Unrealized Appreciation (Depreciation)
Investment Securities	243,669
Futures Contracts	(272)
Change in Unrealized Appreciation (Depreciation)	243,397
Net Increase (Decrease) in Net Assets Resulting from Operations	362,740
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,849	227,302
Realized Net Gain (Loss)	2,494	(861)
Change in Unrealized Appreciation (Depreciation)	243,397	(362,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	362,740	(135,876)
Distributions
Net Investment Income
Investor Shares	(19,856)	(43,005)
Admiral Shares	(96,993)	(184,297)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(116,849)	(227,302)
Capital Share Transactions
Investor Shares	65,756	(75,625)
Admiral Shares	569,892	436,113
Net Increase (Decrease) from Capital Share Transactions	635,648	360,488
Total Increase (Decrease)	881,539	(2,690)
Net Assets
Beginning of Period	6,878,911	6,881,601
End of Period	7,760,450	6,878,911
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.32	$11.92	$11.18	$10.93	$10.86	$10.21
Investment Operations
Net Investment Income	.182	. 373	. 379.408		.408	.412
Net Realized and Unrealized Gain (Loss)
on Investments	.400	(.600)	.740	.250	.070	.650
Total from Investment Operations	.582	(.227)	1.119	.658	.478	1.062
Distributions
Dividends from Net Investment Income	(.182)	(.373)	(.379)	(.408)	(.408)	(.412)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.182)	(. 373)	(. 379)	(. 408)	(. 408)	(. 412)
Net Asset Value, End of Period	$11.72	$11.32	$11.92	$11.18	$10.93	$10.86

Total Return[1]	5.18%	-1.91%	10.14%	6.17%	4.43%	10.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,335	$1,227	$1,375	$1,193	$1,314	$1,435
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.18%	3.24%	3.26%	3.73%	3.70%	3.88%
Portfolio Turnover Rate	7%	12%	9%	13%	10%	17%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.32	$11.92	$11.18	$10.93	$10.86	$10.21
Investment Operations
Net Investment Income	.187	. 382	. 388.417		.417	.421
Net Realized and Unrealized Gain (Loss)
on Investments	.400	(.600)	.740	.250	.070	.650
Total from Investment Operations	.587	(.218)	1.128	.667	.487	1.071
Distributions
Dividends from Net Investment Income	(.187)	(.382)	(.388)	(.417)	(.417)	(.421)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.187)	(. 382)	(. 388)	(. 417)	(. 417)	(. 421)
Net Asset Value, End of Period	$11.72	$11.32	$11.92	$11.18	$10.93	$10.86

Total Return	5.23%	-1.83%	10.23%	6.26%	4.52%	10.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,425	$5,652	$5,507	$4,375	$4,159	$3,626
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.32%	3.34%	3.81%	3.78%	3.96%
Portfolio Turnover Rate	7%	12%	9%	13%	10%	17%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Intermediate-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $795,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Intermediate-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	7,803,597	—
Futures Contracts—Assets[1]	101	—	—
Total	101	7,803,597	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(922)	(115,725)	(272)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2013, the fund had available capital losses totaling $96,051,000 to offset future net capital gains. Of this amount, $94,445,000 is subject to expiration dates: $6,523,000 may be used to offset future net capital gains through November 30, 2014, $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,084,000 through November 20, 2019. Capital losses of $1,606,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2014, the cost of investment securities for tax purposes was $7,337,311,000. Net unrealized appreciation of investment securities for tax purposes was $466,286,000, consisting of unrealized gains of $473,340,000 on securities that had risen in value since their purchase and $7,054,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2014, the fund purchased $639,021,000 of investment securities and sold $249,684,000 of investment securities, other than temporary cash investments.

California Intermediate-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	May 31, 2014		November 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	250,689	21,765	448,231	38,640
Issued in Lieu of Cash Distributions	17,053	1,481	36,801	3,197
Redeemed	(201,986)	(17,633)	(560,657)	(48,810)
Net Increase (Decrease)—Investor Shares	65,756	5,613	(75,625)	(6,973)
Admiral Shares
Issued	992,670	86,394	1,726,707	149,761
Issued in Lieu of Cash Distributions	72,165	6,264	137,664	11,969
Redeemed	(494,943)	(43,269)	(1,428,258)	(124,516)
Net Increase (Decrease)—Admiral Shares	569,892	49,389	436,113	37,214

H. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.44%	2.52%

Financial Attributes

		Barclays
		CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	563	6,517	46,274

Yield to Maturity
(before expenses)	2.5%	2.3%	2.3%

Average Coupon	4.2%	4.8%	4.8%

Average Duration	6.4 years	7.3 years	7.2 years

Average Stated
Maturity	16.2 years	14.7 years	13.4 years

Short-Term
Reserves	6.2%	—	—

Volatility Measures
	Barclays CA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.98
Beta	1.14	1.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	7.6%
1 - 3 Years	1.4
3 - 5 Years	3.7
5 - 10 Years	12.3
10 - 20 Years	36.7
20 - 30 Years	35.9
Over 30 Years	2.4

Distribution by Credit Quality (% of portfolio)
AAA	8.4%
AA	56.9
A	27.8
BBB	4.9
BB	0.3
B	0.6
Not Rated	1.1
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014
				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.65%	-1.33%	3.32%	4.99%
2005	4.54	-0.32	4.22	4.59
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	3.64	-7.60	-3.96	-2.92
2014	2.04	5.31	7.35	6.48
Note: For 2014, performance data reflect the six months ended May 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	1.12%	6.55%	4.41%	-0.19%	4.22%
Admiral Shares	11/12/2001	1.20	6.64	4.49	-0.19	4.30

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
California (99.8%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston
Project) VRDO	0.060%	6/2/14 LOC	4,420	4,420
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/42	1,000	1,023
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,364
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	7,565	8,024
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	558
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	757
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/43	15,830	17,288
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	13,427
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,512
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,634
Anaheim CA Public Financing Authority Revenue
(Distribution System)	5.000%	10/1/21 (14)	3,390	3,403
Bakersfield CA Wastewater Revenue VRDO	0.070%	6/6/14	3,300	3,300
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,607
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,498
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	4,000	4,517
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,500	1,693
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	5,000	5,571
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/39	15,050	16,623
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,415

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/43	4,000	4,379
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/44	10,000	11,387
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/53	3,350	3,674
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	5,065
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,019
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,266
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	12,063
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	4,500	5,429
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,995
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	34,864
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/25	8,810	10,277
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,511
California Economic Recovery GO	5.000%	7/1/18	12,000	13,985
California Economic Recovery GO	5.000%	7/1/19	6,000	7,151
California Economic Recovery GO	5.000%	7/1/20	10,000	11,886
California Economic Recovery GO	5.250%	7/1/21	11,985	14,340
California Economic Recovery GO	5.000%	7/1/22	5,000	5,477
California Economic Recovery GO VRDO	0.040%	6/2/14 LOC	5,755	5,755
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,611
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	11/1/39	10,000	11,209
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	8,940	9,809
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,920
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,216
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,419
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/34	3,155	1,364
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/35	3,155	1,284
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/36	3,155	1,214
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/37	3,155	1,160
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/39	2,805	941
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/40	1,580	506
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,815

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,496
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	3,445	3,845
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,894
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,117
California GO	5.250%	10/1/14 (14)	1,880	1,912
California GO	5.000%	3/1/19	1,250	1,469
California GO	6.000%	4/1/19	1,690	2,071
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	11,962
California GO	5.000%	4/1/20	1,460	1,711
California GO	5.000%	9/1/21	11,000	13,261
California GO	5.250%	9/1/22	3,000	3,698
California GO	5.000%	11/1/22	1,000	1,141
California GO	5.250%	9/1/23	10,100	12,290
California GO	5.000%	5/1/24	3,000	3,676
California GO	5.000%	3/1/25	7,000	8,162
California GO	5.000%	6/1/26 (14)	20,000	22,383
California GO	5.250%	10/1/27	5,000	5,916
California GO	5.100%	11/1/27	1,475	1,727
California GO	5.000%	9/1/28	10,650	11,611
California GO	5.000%	9/1/28	2,500	2,839
California GO	5.000%	9/1/29	5,125	5,796
California GO	5.000%	10/1/29	1,400	1,599
California GO	5.250%	10/1/29	4,700	5,451
California GO	5.250%	3/1/30	10,000	11,569
California GO	4.500%	8/1/30	1,440	1,530
California GO	5.250%	9/1/30	6,000	6,924
California GO	5.750%	4/1/31	15,875	18,799
California GO	5.000%	6/1/32	25,000	27,267
California GO	5.000%	9/1/32	1,045	1,170
California GO	6.000%	3/1/33	7,000	8,463
California GO	5.125%	4/1/33	8,500	9,453
California GO	6.500%	4/1/33	33,000	40,409
California GO	5.000%	6/1/34	7,000	7,147
California GO	5.250%	4/1/35	5,000	5,687
California GO	6.000%	11/1/35	10,000	12,090
California GO	5.000%	9/1/36	8,500	9,439
California GO	5.000%	4/1/37	5,000	5,554
California GO	5.250%	3/1/38	8,000	8,747
California GO	6.000%	4/1/38	21,190	25,014
California GO	5.250%	8/1/38	10,000	11,011
California GO	5.500%	11/1/39	3,690	4,234
California GO	6.000%	11/1/39	2,700	3,243
California GO	5.500%	3/1/40	11,500	13,264
California GO	5.000%	10/1/41	5,000	5,434
California GO	5.000%	4/1/42	2,000	2,181
California GO	5.000%	9/1/42	6,015	6,584
California GO	5.000%	2/1/43	6,265	6,879
California GO	5.000%	4/1/43	5,000	5,498
California GO VRDO	0.040%	6/2/14 LOC	8,200	8,200
California GO VRDO	0.040%	6/2/14 LOC	2,400	2,400

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO VRDO	0.050%	6/2/14 LOC	2,905	2,905
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,431
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,637
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,802
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,590
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,659
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,386
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,632
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	4,995	5,366
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,746
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,513
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,375
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange
County) VRDO	0.050%	6/6/14 LOC	4,755	4,755
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,136
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,276
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	7,750	8,394
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,773
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/43	5,300	5,810
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/51	5,000	5,405
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,195
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,742
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,735
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/33	2,000	2,369
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,499
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,474
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	8,000	8,683

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/37	4,500	4,992
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	8,100
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/42	5,000	5,460
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,830
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,815
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	10,000	10,398
1 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.080%	6/2/14 (ETM)	20,860	20,860
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/39	5,000	5,390
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.040%	6/2/14 LOC	1,900	1,900
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,207
California Municipal Finance Authority (Community
Hospitals of Central California Obligated
Group) COP	5.500%	2/1/39	11,000	11,486
California Municipal Finance Authority (Community
Hospitals of Central California Obligated
Group) COP	5.250%	2/1/46	3,650	3,706
2 California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/39	1,200	1,254
2 California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/49	3,500	3,640
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,332
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	2,500	2,643
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,777
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	6/2/14 LOC	5,500	5,500
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,173
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	15,645	16,844
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	7,115
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,747
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,839
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,440

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,690
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,561
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/15 (Prere.)	17,000	17,752
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,045	9,689
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,927
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,370
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	5,978
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,775
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	2,330	2,767
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,459
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,364
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,388
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,726
California State University Revenue Systemwide	5.000%	11/1/35 (14)	5,000	5,272
California State University Revenue Systemwide	5.000%	11/1/37	10,000	10,945
California State University Revenue Systemwide	5.000%	11/1/37	3,750	4,154
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,756
California State University Revenue Systemwide	5.000%	11/1/42	1,355	1,470
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	7,368
California Statewide Communities Development
Authority Revenue (Covenant Retirement
Communities Inc.)	5.625%	12/1/36	4,000	4,256
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	4,720
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/42	2,500	2,566
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/47	2,000	2,050
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,299
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	31,425	33,980
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	5,000	5,131
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.040%	6/6/14	2,200	2,200
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,782
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,154

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	2,998
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,464
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	11,000	11,818
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,466
Centinela Valley CA Union High School District GO	6.000%	8/1/36	3,000	3,634
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,602
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	659
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,709
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,963
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	3,500	4,015
2 Citrus CA Community College District GO	0.000%	8/1/36	1,810	1,221
2 Citrus CA Community College District GO	0.000%	8/1/37	1,475	990
2 Citrus CA Community College District GO	0.000%	8/1/38	1,000	668
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,766
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,960
Contra Costa CA Community College District GO	5.000%	8/1/38	3,600	4,044
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,085	1,271
Cupertino CA Union School District GO	5.000%	8/1/36	3,000	3,432
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/33 (2)	1,350	1,491
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	17,393
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/36	10,000	11,391
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,319
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,717
East Side CA Union High School District
Santa Clara County GO	5.000%	8/1/37	5,655	6,219
El Dorado CA Irrigation District Revenue	5.250%	3/1/39 (4)	7,500	8,563
Encinitas CA Community Facilities District
No. 1 Special Tax Revenue	5.000%	9/1/27	1,000	1,105
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,314
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,644
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,086
Fontana CA Unified School District GO	5.250%	8/1/14 (Prere.)	5,875	5,926
Fontana CA Unified School District GO	5.250%	8/1/14 (Prere.)	240	242
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,902
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	3,106
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,753
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,667

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,070
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/42	9,000	5,411
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.500%	1/15/43	2,200	2,559
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	5.750%	1/15/46	13,500	15,199
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.000%	1/15/53	6,500	7,418
Gavilan CA Joint Community College District GO	5.500%	8/1/14 (Prere.)	3,315	3,345
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	91
Gilroy CA School Facilities Finance
Authority Revenue	5.000%	8/1/46	5,000	5,396
Golden State Tobacco Securitization Corp.
California Revenue	5.125%	6/1/47	7,785	6,020
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	2,954
Grossmont CA Union High School District GO	0.000%	8/1/30	6,500	3,201
Huntington Beach CA Union High School
District GO	0.000%	8/1/30 (4)	8,340	4,146
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.040%	6/2/14 LOC	2,154	2,154
Irvine CA Ranch Water District Revenue VRDO	0.050%	6/2/14 LOC	2,740	2,740
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	6/2/14 LOC	13,700	13,700
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax
Revenue VRDO	0.050%	6/2/14 LOC	1,800	1,800
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,612
Kern CA High School District GO	6.400%	8/1/14 (ETM)	1,490	1,506
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,765
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,058
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,297
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	3,958
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,268
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,538
Long Beach CA Airport Revenue	5.000%	6/1/40	4,440	4,763
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	1,002
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.580%	11/15/26	1,800	1,648
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	7,861
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,137
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,745
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,374
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	8,135
Los Angeles CA Community College District GO	6.000%	8/1/33	5,160	6,162
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,776
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,367
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,822

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,735
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	16,595
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,601
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	16,000	17,831
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	7,745	8,591
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/38	4,000	4,393
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/40	3,795	4,164
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	4,070	4,647
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	10,000	11,748
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29 (2)	10,000	11,141
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30 (2)	16,000	17,693
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	5,000	5,529
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/32	7,000	7,975
Los Angeles CA Department of Water &
Power Revenue	5.375%	7/1/34	3,000	3,430
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	10,000	11,183
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	5,000	5,484
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/37	1,545	1,723
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/38	12,365	13,762
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/38	1,890	2,135
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/39	2,000	2,227
2 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,580
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,532
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	2,000	2,208
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.090%	6/2/14	5,200	5,200
Los Angeles CA Department of Water &
Power Revenue VRDO	0.040%	6/2/14	5,200	5,200
Los Angeles CA GO	5.000%	9/1/22	6,155	7,567
Los Angeles CA GO	5.000%	9/1/31	5,785	6,772
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,914
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,144
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	9,745	10,641

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,500	8,190
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,434
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,908
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,500	6,528
Los Angeles CA Unified School District GO	5.000%	7/1/30 (3)	7,675	8,281
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	2,225	2,376
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,826
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,638
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,477
Los Angeles CA Wastewater System Revenue	5.000%	6/1/27	7,000	8,313
Los Angeles CA Wastewater System Revenue	5.000%	6/1/43	2,840	3,169
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.070%	6/6/14	4,500	4,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	4,000	4,902
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	6,079
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,264
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,259
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,345
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	2,980
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	5,940	6,380
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,420	1,560
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/14 (2)	1,000	998
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,720
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,493
M-S-R California Energy Authority Revenue	6.500%	11/1/39	3,500	4,631
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	8,940	10,663
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,500	3,054
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/25	3,410	3,849
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	4,000	4,770
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,597
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,000	4,723
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,440
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/33	7,535	8,620
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/35	2,855	3,236
Metropolitan Water District of Southern
California Revenue VRDO	0.050%	6/6/14	5,000	5,000

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	2,992
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,079
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	5,047
Modesto CA Irrigation District Financing Authority
Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	8,440	10,295
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,010	3,036
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,170	3,197
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,335	3,364
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,557
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,622
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	384
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	733
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	351
Northern California Gas Authority No. 1 Revenue	0.756%	7/1/17	17,000	16,787
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	7,200	8,104
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,379
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,760
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,292
Oakland CA GO	5.000%	1/15/31	3,550	3,891
Oakland CA Unified School District GO	6.625%	8/1/38	1,000	1,195
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,573
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,581
Ontario CA Public Financing Authority
Water Revenue	5.000%	7/1/43	2,325	2,562
Orange County CA Water District Revenue	5.000%	8/15/41	6,855	7,655
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,322
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,462
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,617
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,777
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	223
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,101
Palomar CA Community College District GO	0.000%	8/1/24	5,125	3,749
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,056
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,000	12,280
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,596
Palomar Pomerado Health California GO	0.000%	8/1/35	10,330	3,617
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	3,000	1,780
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,479
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,402
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,800	1,529

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,920	2,236
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	4,125	2,967
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	639
Pomona CA Unified School District GO	5.600%	8/1/14 (ETM)	1,585	1,600
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,127
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,115
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,089
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,087
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,384
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,302
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,486
Poway CA Unified School District GO	0.000%	8/1/33	5,010	2,103
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,070
Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,255
Poway CA Unified School District GO	5.000%	9/1/36	700	740
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/24	785	906
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,142
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/26 (2)	3,445	1,933
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,549
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	5,916
1 Riverside CA Electric Revenue TOB VRDO	0.070%	6/2/14	3,000	3,000
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	4,095
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,485
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,560
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,644
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	1,974
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	2,054
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,485
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/14 (14)	2,000	2,000
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,975
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.050%	6/6/14	1,420	1,420

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/41	6,710	1,441
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/42	2,975	601
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/43	7,500	1,426
Riverside County CA Transportation Commission
Toll Revenue	5.750%	6/1/48	2,000	2,202
Roseville CA Electric System Revenue	5.000%	2/1/37	4,500	4,808
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	620	684
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,610	1,795
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,781
2 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/39 (15)	1,900	2,081
2 Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/44 (15)	2,000	2,182
Sacramento CA Financing Authority
Lease Revenue	5.375%	11/1/14 (2)	1,845	1,875
Sacramento CA Financing Authority
Lease Revenue	5.400%	11/1/20 (2)	6,785	7,664
Sacramento CA Municipal Utility District Revenue	5.900%	7/1/20 (2)	10,000	12,489
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,337
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,331
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,348
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,628
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/36	3,000	3,211
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/42	5,000	5,331
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	6/6/14	19,500	19,500
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.050%	6/6/14	21,000	21,000
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/26 (14)	5,000	5,430
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/30 (14)	5,650	6,055
San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,202
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	11,235	12,163
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,580
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,889
San Diego CA Community College District GO	0.000%	8/1/36	8,000	2,875
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,774
San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,147
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,301
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,875
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,968

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,956
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/38	1,500	1,687
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,825
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	6,340
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	4,497
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	764
San Diego CA Unified School District GO	5.000%	7/1/35	5,000	5,621
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,605
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,056
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,409
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	4,000	4,589
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,200	3,518
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/34	2,715	2,910
San Diego County CA Regional Airport
Authority Revenue	5.000%	4/1/37	1,500	1,680
San Diego County CA Regional Airport
Authority Revenue	5.000%	4/1/38	2,000	2,239
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/40	3,000	3,221
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/43	3,540	3,805
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,324
San Diego County CA Water Authority
Revenue COP	5.000%	5/1/26 (4)	7,275	8,232
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.070%	6/6/14	2,510	2,510
3 San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,000	16,644
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/30	2,120	2,440
San Francisco CA City & County GO	5.000%	6/15/23	6,000	7,252
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	6,055
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,342
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/43	10,000	10,892
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	14,854
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	9,839
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,259
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,380
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	4,000	4,497
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,595

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,440
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,810	3,132
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,905
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,000
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,278
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,198
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/43	3,500	3,712
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,688
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	9,491
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	3,709
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	3,492
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/31 (14)	11,950	4,706
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,145
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,270	1,314
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	3,415	3,684
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,300	2,492
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	3,375	3,586
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	910
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	2,936
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	5,942
San Jose-Evergreen CA Community College
District GO	5.000%	9/1/40	3,850	4,361
San Juan CA Unified School District GO	0.000%	8/1/14 (4)	2,610	2,609
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,958
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,666
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	1,996
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,304
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,347
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/38 (15)	3,500	3,759

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Marcos CA Public Facilities Authority Tax
Allocation Revenue (Project Areas No. 2 &
No. 3 Financing Project)	5.000%	8/1/35 (2)	5,000	5,046
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,160
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,225
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,108
San Mateo County CA Community College
District GO	5.000%	9/1/31	5,000	5,406
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital
Project Program)	5.000%	7/1/21 (14)	3,500	4,099
San Ramon Valley CA Unified School District GO	0.000%	7/1/14 (14)	8,290	8,289
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	1,999
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	4,927
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	5,345	5,918
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	2,000	2,295
Santa Ana CA Unified School District GO	0.000%	8/1/32 (14)	3,680	1,642
Santa Barbara CA Secondary/High School
District GO	0.000%	8/1/40	2,050	598
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,548
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,395
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.250%	5/15/36	5,000	5,591
Santa Clara County CA GO	5.000%	8/1/28	9,000	10,562
Santa Monica-Malibu CA Unified School
District GO	4.500%	7/1/36	7,990	8,543
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	1,340	1,377
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	2,080	2,150
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,618
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,123
Silicon Valley CA Clean Water
Wastewater Revenue	5.000%	2/1/39	3,090	3,492
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	1,000	1,073
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/35	2,500	2,651
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,381
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,002
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,477
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,784
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,730
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,065
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	3,580	3,969
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	3,275
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,819
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.250%	10/1/38	2,150	2,443
Stockton CA Unified School District GO	5.000%	8/1/38 (4)	2,500	2,692
1 Sweetwater CA Unified School District
GO TOB VRDO	0.080%	6/6/14 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	2,393
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	3,010
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,770
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center)	5.000%	9/1/40	3,000	3,146
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,191
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,214
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,834
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	2,875	3,144
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,633
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,844
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,481
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,217
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,548
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,602
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	2,033
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,674
University of California Regents Medical
Center Revenue	5.250%	5/15/38	5,000	5,635
University of California Revenue	5.750%	5/15/25	7,000	8,505
University of California Revenue	5.000%	5/15/28	5,000	5,891
University of California Revenue	4.750%	5/15/33	9,425	10,104
University of California Revenue	5.000%	5/15/33	5,000	5,688
University of California Revenue	5.000%	5/15/34	3,220	3,568
University of California Revenue	5.000%	5/15/34	5,205	5,916
University of California Revenue	5.000%	5/15/35	3,640	4,131
University of California Revenue	5.000%	5/15/37 (13)	6,000	6,536
University of California Revenue	5.250%	5/15/37	7,000	8,144
University of California Revenue	5.000%	5/15/38	12,000	13,442
University of California Revenue	5.250%	5/15/39	7,000	8,021
University of California Revenue	5.000%	5/15/40	2,395	2,656
1 University of California Revenue TOB VRDO	0.080%	6/2/14	5,565	5,565
1 University of California Revenue TOB VRDO	0.080%	6/2/14	11,195	11,195
1 University of California Revenue TOB VRDO	0.070%	6/6/14	1,600	1,600
University of California Revenue VRDO	0.040%	6/6/14	11,200	11,200
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	3,057	3,290
Ventura County CA Community College
District GO	5.500%	8/1/33	8,500	9,841
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/38	3,000	3,300
Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	4,120
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,143
Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	5,000	5,317
Washington Township CA Health Care District GO	5.500%	8/1/40	5,000	5,859
Washington Township CA Health Care
District Revenue	5.000%	7/1/32	3,000	3,078

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Washington Township CA Health Care
District Revenue	5.000%	7/1/37	1,750	1,792
West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	7,918
Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,198
Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,855
Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,950
Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	1,998
				2,905,321
Puerto Rico (0.0%)
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/14 (Prere.)	75	75
Total Tax-Exempt Municipal Bonds (Cost $2,693,956)				2,905,396
Other Assets and Liabilities (0.2%)
Other Assets				35,961
Liabilities				(29,253)
				6,708
Net Assets (100%)				2,912,104

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,794,416
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(93,648)
Unrealized Appreciation (Depreciation)
Investment Securities	211,440
Futures Contracts	(104)
Net Assets	2,912,104

Investor Shares—Net Assets
Applicable to 32,842,491 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	391,030
Net Asset Value Per Share—Investor Shares	$11.91

Admiral Shares—Net Assets
Applicable to 211,744,180 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,521,074
Net Asset Value Per Share—Admiral Shares	$11.91
See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $55,130,000, representing 1.9% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2014.
3 Securities with a value of $777,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Interest	56,477
Total Income	56,477
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative—Investor Shares	309
Management and Administrative—Admiral Shares	1,093
Marketing and Distribution—Investor Shares	49
Marketing and Distribution—Admiral Shares	210
Custodian Fees	17
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,818
Net Investment Income	54,659
Realized Net Gain (Loss)
Investment Securities Sold	3,021
Futures Contracts	(611)
Realized Net Gain (Loss)	2,410
Change in Unrealized Appreciation (Depreciation)
Investment Securities	139,628
Futures Contracts	(104)
Change in Unrealized Appreciation (Depreciation)	139,524
Net Increase (Decrease) in Net Assets Resulting from Operations	196,593
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,659	112,337
Realized Net Gain (Loss)	2,410	12,062
Change in Unrealized Appreciation (Depreciation)	139,524	(243,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	196,593	(118,929)
Distributions
Net Investment Income
Investor Shares	(7,456)	(16,753)
Admiral Shares	(47,203)	(95,584)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(54,659)	(112,337)
Capital Share Transactions
Investor Shares	(18,337)	(61,475)
Admiral Shares	84,815	(80,041)
Net Increase (Decrease) from Capital Share Transactions	66,478	(141,516)
Total Increase (Decrease)	208,412	(372,782)
Net Assets
Beginning of Period	2,703,692	3,076,474
End of Period	2,912,104	2,703,692
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.31	$12.24	$11.24	$11.01	$10.98	$10.19
Investment Operations
Net Investment Income	. 223.450		.459	.473	.476	.481
Net Realized and Unrealized Gain (Loss)
on Investments	.600	(.930)	1.000	.230	.030	.790
Total from Investment Operations	.823	(.480)	1.459	.703	.506	1.271
Distributions
Dividends from Net Investment Income	(.223)	(.450)	(.459)	(.473)	(.476)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 223)	(. 450)	(. 459)	(. 473)	(. 476)	(. 481)
Net Asset Value, End of Period	$11.91	$11.31	$12.24	$11.24	$11.01	$10.98

Total Return[1]	7.35%	-3.96%	13.20%	6.60%	4.63%	12.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$391	$390	$487	$441	$529	$691
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.89%	3.86%	3.89%	4.33%	4.26%	4.51%
Portfolio Turnover Rate	11%	14%	16%	14%	18%	18%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.31	$12.24	$11.24	$11.01	$10.98	$10.19
Investment Operations
Net Investment Income	. 228.459		.468	.482	.485	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.600	(.930)	1.000	.230	.030	.790
Total from Investment Operations	.828	(.471)	1.468	.712	.515	1.280
Distributions
Dividends from Net Investment Income	(.228)	(.459)	(.468)	(.482)	(.485)	(.490)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 228)	(. 459)	(. 468)	(. 482)	(. 485)	(. 490)
Net Asset Value, End of Period	$11.91	$11.31	$12.24	$11.24	$11.01	$10.98

Total Return	7.39%	-3.88%	13.29%	6.68%	4.72%	12.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,521	$2,314	$2,589	$2,234	$2,321	$2,183
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.97%	3.94%	3.97%	4.41%	4.34%	4.59%
Portfolio Turnover Rate	11%	14%	16%	14%	18%	18%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $302,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,905,396	—
Futures Contracts—Assets[1]	38	—	—
Total	38	2,905,396	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(351)	(44,056)	(104)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2013, the fund had available capital losses totaling $92,230,000 to offset future net capital gains of $22,052,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2014, the cost of investment securities for tax purposes was $2,697,784,000. Net unrealized appreciation of investment securities for tax purposes was $207,612,000, consisting of unrealized gains of $211,502,000 on securities that had risen in value since their purchase and $3,890,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2014, the fund purchased $164,665,000 of investment securities and sold $140,390,000 of investment securities, other than temporary cash investments.

California Long-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	May 31, 2014		November 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	44,600	3,833	87,345	7,476
Issued in Lieu of Cash Distributions	6,015	518	13,162	1,131
Redeemed	(68,952)	(5,972)	(161,982)	(13,928)
Net Increase (Decrease)—Investor Shares	(18,337)	(1,621)	(61,475)	(5,321)
Admiral Shares
Issued	213,102	18,455	405,689	34,787
Issued in Lieu of Cash Distributions	29,718	2,558	60,908	5,238
Redeemed	(158,005)	(13,754)	(546,638)	(47,088)
Net Increase (Decrease) —Admiral Shares	84,815	7,259	(80,041)	(7,063)

H. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	11/30/2013	5/31/2014	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.40
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,051.83	$1.02
Admiral Shares	1,000.00	1,052.25	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,073.47	$1.03
Admiral Shares	1,000.00	1,073.90	0.62
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.53	$0.40
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.08%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for
Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for
Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was
0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each of the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index (as applicable) and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q752 072014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 17, 2014

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 17, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.